MARCH 8, 2005                                                  JPMCC 2005-CIBC11

--------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------

                           --------------------------
                                 $1,435,672,000

                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                               SERIES 2005-CIBC11

                           --------------------------

                            JPMORGAN CHASE BANK, N.A.

                                    CIBC INC.

                              Mortgage Loan Sellers

JPMORGAN                                                      CIBC WORLD MARKETS
CREDIT SUISSE FIRST BOSTON                                   WACHOVIA SECURITIES

The analysis in this report is based on information provided by JPMorgan Chase
Bank, N.A. and CIBC Inc. (the "Sellers"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and
Exchange Commission. These materials are subject to change, completion or amendment from time to time. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses
(the "Computational Materials") which have been prepared in reliance upon information furnished by the issuer and the Sellers. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials'
appropriateness in any particular context; or as to whether the Computational
Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of J.P. Morgan Securities Inc., CIBC World
Markets Corp., Credit Suisse First Boston LLC, and Wachovia Capital Markets, LLC
(the "Underwriters") or any of their affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.
--------------------------------------------------------------------------------

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                  KEY FEATURES
--------------------------------------------------------------------------------

  CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner)
                           CIBC World Markets Corp.

  CO-MANAGERS:             Credit Suisse First Boston LLC
                           Wachovia Capital Markets, LLC

  MORTGAGE LOAN SELLERS:   JPMorgan Chase Bank, N.A. (52.1%)
                           CIBC Inc. (47.9%)

  MASTER SERVICER:         GMAC Commercial Mortgage Corporation

  SPECIAL SERVICER:        J.E. Robert Company, Inc.

  TRUSTEE/PAYING AGENT:    Wells Fargo Bank, N.A.

  RATING AGENCIES:         Moody's Investors Service Inc.
                           Standard & Poor's Ratings Services

  PRICING DATE:            On or about March 21, 2005

  CLOSING DATE:            On or about March 29, 2005

  CUT-OFF DATE:            With respect to each mortgage loan, the related due
                           date of that mortgage loan in March 2005 or, with
                           respect to those mortgage loans that were originated
                           in February 2005 and have their first payment date in
                           April 2005, March 1, 2005, or, with respect to those
                           mortgage loans that were originated in March 2005 and
                           have their first payment date in either April or May
                           2005, the origination date.

  DISTRIBUTION DATE:       12th of each month, or if the 12th day is not a
                           business day, on the next succeeding business day,
                           beginning in April 2005

  PAYMENT DELAY:           11 days and with respect to the Class A-JFL
                           Certificates, none

  TAX STATUS:              REMIC and with respect to the A-JFL Certificates, a
                           grantor trust in respect of its beneficial interest
                           in the swap contract

  ERISA CONSIDERATION:     Class A-1, A-2, A-3, A-4, A-SB, A-J, A-JFL, B, C, D
                           and X-2 are expected to be ERISA eligible

  OPTIONAL TERMINATION:    1.0% (Clean-up Call)

  MINIMUM DENOMINATIONS:   $10,000 for each class of Certificates other than the
                           Class X-2 Certificates and $1,000,000 with respect to
                           the Class X-2 Certificates.

  SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking

-------------------------------------------------------------------------------
                           COLLATERAL CHARACTERISTICS
-------------------------------------------------------------------------------

  COLLATERAL CHARACTERISTICS                                 ALL MORTGAGE LOANS    LOAN GROUP 1       LOAN GROUP 2
  --------------------------                                 ------------------    ------------       ------------

  INITIAL POOL BALANCE (IPB):                                 $1,800,962,730      $1,588,754,374      $212,208,356
  NUMBER OF MORTGAGE LOANS:                                              145                 120                25
  NUMBER OF MORTGAGED PROPERTIES:                                        169                 131                38
  AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:                $12,420,433         $13,239,620        $8,488,334
  AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:                     $10,656,584         $12,127,896        $5,584,430
  WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                        5.4009%             5.4209%           5.2510%
  WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                              1.46x               1.48x             1.33x
  WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV)(1,2):               72.9%               72.9%             73.5%
  WEIGHTED AVERAGE MATURITY DATE LTV(3):                                63.9%               63.9%             63.6%
  WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(4):               116                 116               114
  WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(5):               352                 351               358
  WEIGHTED AVERAGE SEASONING (MONTHS):                                     1                   1                 2
  10 LARGEST MORTGAGE LOANS AS % OF IPB:                                44.8%               50.7%             69.2%
  % OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                             14.1%               14.6%              9.8%
  % OF MORTGAGE LOANS WITH SINGLE TENANTS:                               6.5%                7.3%              0.0%

  (1)  In the case of 3 mortgage loans (identified as Loan Nos. 24, 65 and 77 on
       Annex A-1 to the prospectus supplement), representing approximately 1.6%
       of the Initial Pool Balance (approximately 1.8% of the Initial Loan Group
       1 Balance), the stabilized appraised value was used as defined in the related appraisal.

  (2)  In the case of 1 mortgage loan (identified as Loan No. 14 on Annex A-1 to the prospectus supplement) in loan group 1, for purposes of calculating cut-off date loan-to-value ratios in this term sheet, the loan-to-value ratio for such mortgage loan of approximately 80.0% was calculated based on a loan balance that excludes $2,240,000 of the original principal balance that is currently being held back from the related borrower. The cut-off date loan-to-value ratio inclusive of such holdback amount is approximately 87.9%.

  (3)  Excludes the fully amortizing mortgage loans.

  (4)  Calculated with respect to the respective Anticipated Repayment Date for the ARD Loan.

  (5)  Excludes mortgage loans that are interest-only for the entire term.

                                    2 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                        APPROXIMATE SECURITIES STRUCTURE
--------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
------------------------

----------------------------------------------------------------------------------------------------------------------
              EXPECTED RATINGS      APPROXIMATE FACE      CREDIT SUPPORT      EXPECTED WEIGHTED      EXPECTED PAYMENT
   CLASS       (MOODY'S/S&P)            AMOUNT(1)       (% OF BALANCE)(2)    AVG. LIFE (YEARS)(3)        WINDOW(3)
----------------------------------------------------------------------------------------------------------------------

 A-1              Aaa/AAA               $74,544,000           20.000%                2.66             04/05 - 12/09
 A-2              Aaa/AAA              $171,978,000           20.000%                4.81             01/10 - 04/10
 A-3              Aaa/AAA              $146,582,000           20.000%                7.01             12/11 - 04/12
 A-4              Aaa/AAA              $727,213,000           20.000%                9.82             07/14 - 03/15
 A-SB             Aaa/AAA              $108,245,000           20.000%                7.08             12/09 - 07/14
 A-J              Aaa/AAA               $67,062,000           13.500%                9.95             03/15 - 03/15
 A-JFL            Aaa/AAA               $50,000,000           13.500%                9.95             03/15 - 03/15
 B                 Aa2/AA               $45,024,000           11.000%               10.00             03/15 - 04/15
 C                Aa3/AA-               $18,010,000           10.000%               10.04             04/15 - 04/15
 D                  A2/A                $27,014,000            8.500%               10.53             04/15 - 12/16
 X-2              Aaa/AAA            $1,755,401,000            N/A                   N/A                   N/A
----------------------------------------------------------------------------------------------------------------------

PRIVATELY OFFERED CLASSES
-------------------------

-------------------------------------------------------------------------------------------------------------------------
              EXPECTED RATINGS      APPROXIMATE FACE      CREDIT SUPPORT      EXPECTED WEIGHTED      EXPECTED PAYMENT
   CLASS       (MOODY'S/S&P)            AMOUNT(1)       (% OF BALANCE)(2)    AVG. LIFE (YEARS)(3)         WINDOW(3)
-------------------------------------------------------------------------------------------------------------------------

 X-1              Aaa/AAA            $1,800,962,730             N/A                   N/A                   N/A
 A-1A             Aaa/AAA              $212,208,000           20.000%                 N/A                   N/A
 E                 A3/A-                $22,512,000            7.250%                 N/A                   N/A
 F               Baa1/BBB+              $24,764,000            5.875%                 N/A                   N/A
 G                Baa2/BBB              $18,009,000            4.875%                 N/A                   N/A
 H               Baa3/BBB-              $24,764,000            3.500%                 N/A                   N/A
 J                Ba1/BB+                $6,753,000            3.125%                 N/A                   N/A
 K                 Ba2/BB                $9,005,000            2.625%                 N/A                   N/A
 L                Ba3/BB-                $6,754,000            2.250%                 N/A                   N/A
 M                 B1/B+                 $4,502,000            2.000%                 N/A                   N/A
 N                  B2/B                 $4,502,000            1.750%                 N/A                   N/A
 P                 B3/B-                 $6,754,000            1.375%                 N/A                   N/A
 NR                NR/NR                $24,763,730             N/A                   N/A                   N/A
-------------------------------------------------------------------------------------------------------------------------

(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2)  The credit support percentages set forth for Class A-1, Class A-2, Class
     A-3, Class A-4, Class A-SB and Class A-1A certificates are represented in the aggregate. The credit support percentages set forth for Class A-J and
     Class A-JFL are represented in the aggregate.

(3)  The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
     Considerations-Weighted Average Life" in the prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date, as applicable, and (c) no excess interest is generated on the mortgage loans.

                                    3 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o    For the purposes of making distributions to the Class A-1, A-2, A-3, A-4,
     A-SB and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group 1" and "Loan Group 2"). Generally, interest and principal distributions on the Class A-1, A-2, A-3, A-4 and
     A-SB Certificates will be based on amounts available relating to Loan Group
     1 and interest and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group 2.

o    Interest payments will be made concurrently to the Class A-1, A-2, A-3,
     A-4, A-SB and A-1A Certificates (pro rata to the Class A-1, A-2, A-3, A-4 and A-SB Certificates, from Loan Group 1, and to the Class A-1A
     Certificates from Loan Group 2, the foregoing classes, collectively, the
     "Class A Certificates"), Class X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2 Certificates), interest will be paid to the Class A-J
     Certificates and Class A-JFL Regular Interest (and the fixed interest payment on the Class A-JFL Regular Interest will be converted under a swap contract to a floating interest payment to the Class A-JFL Certificates as described in the prospectus supplement), pro rata, and then, after payment of the principal distribution amount to such Classes, interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR
     Certificates.

o    The pass-through rates on the Class A-4, Class A-SB, Class A-1A, Class A-J,
     Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J,
     Class K, Class L, Class M, Class N, Class P and Class NR Certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and (iv) the rate described in clause (ii) above less a specified percentage. In the aggregate, the Class X-1 and Class X-2 Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other
     Certificates.

o    The pass-through rate on the Class A-JFL Certificates will be based on
     LIBOR plus a specified percentage, provided, that interest payments made under the swap contract are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined 2 LIBOR business days prior to the Closing Date and subsequent LIBOR rates will be determined 2 LIBOR business days before the start of the Class A-JFL accrual period. Under certain circumstances described in the prospectus supplement, the pass-through rate for the Class A-JFL Certificates may convert to a fixed rate, subject to a cap at the weighted average of the net mortgage rates. See "Description of the Swap Contract--The Swap
     Contract" in the prospectus supplement. There may be special requirements under ERISA for purchasing the Class A-JFL Certificates. See "Certain ERISA
     Considerations" in the prospectus supplement.

o    All Classes, except for the Class A-JFL Certificates, will accrue interest on a 30/360 basis. The Class A-JFL Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the Class
     A-JFL Certificates converts to a fixed rate (subject to a cap at the weighted average of the net mortgage rates), interest will accrue on a
     30/360 basis.

                                    4 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

o    Generally, the Class A-1, A-2, A-3, A-4 and A-SB Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A
     Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of the Class A-4 and Class A-SB Certificates has been reduced to zero. However, on any distribution date on which the certificate balances of the Class A-J, Class A-JFL and the Class B
     Certificates through Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans will be distributed (without regard to loan group) to the Class A-1,
     A-2, A-3, A-4, A-SB and A-1A Certificates on a pro rata basis. Principal will generally be distributed on each Distribution Date to the Class of
     Certificates outstanding with the earliest alphabetical and numerical class designation until its certificate balance is reduced to zero (except that the Class A-SB Certificates are entitled to certain priority with respect to being paid down to their planned principal balance as described in the prospectus supplement). After the certificate balances of the Class A-1,
     A-2, A-3, A-4, A-SB and A-1A Certificates have been reduced to zero, principal payments will be paid to the Class A-J and A-JFL Certificates, pro rata, and then sequentially to the Class B, C, D, E, F, G, H, J, K, L,
     M, N, P and NR Certificates, until the certificate balance for each such
     Class has been reduced to zero. The Class X-1 and Class X-2 Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

o    Losses will be borne by the Classes (other than the Class X-1 and X-2
     Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates, then pro rata to the Class A-J and Class
     A-JFL Certificates and then pro rata to the Class A-1, Class A-2, Class
     A-3, Class A-4, Class A-SB and Class A-1A Certificates (without regard to loan group or the Class A-SB planned principal balance).

o    Yield Maintenance Charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the offered certificates
     (other than the Class A-JFL Certificates and the Class X-2 Certificates)
     and the A-JFL Regular Interest and the Class A-1A, E, F, G and H
     Certificates in the following manner: the holders of each class of offered certificates (other than the Class A-JFL Certificates and the Class X-2
     Certificates) and the A-JFL Regular Interest and the Class A-1A, E, F, G
     and H Certificates will receive, (with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2, A-3, A-4, A-SB and A-1A
     Certificates) on each Distribution Date an amount of Yield Maintenance
     Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1 Certificates). Any Yield
     Maintenance Charges payable to the A-JFL Regular Interest will be paid to the Swap Counterparty.

      YM         Group Principal Paid to Class     (Pass-Through Rate on Class - Discount Rate)
     Charge  x  ------------------------------- x  ----------------------------------------------
                  Group Total Principal Paid          (Mortgage Rate on Loan - Discount Rate)

o    Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 Certificates.

o    The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any
     P&I Advance will be reduced in proportion to such adjustment.

                                    5 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 RANGE OF PRINCIPAL                      NUMBER           PRINCIPAL          % OF          WA         WA UW
 BALANCES                              OF LOANS            BALANCE           IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------------------

 $1,169,479 - $2,999,999                      18       $   39,965,261         2.2%       67.6%        1.54x
 $3,000,000 - $3,999,999                      29          101,380,159         5.6        68.5%        1.50x
 $4,000,000 - $4,999,999                      15           65,266,611         3.6        73.6%        1.41x
 $5,000,000 - $6,999,999                      27          163,962,024         9.1        73.6%        1.40x
 $7,000,000 - $9,999,999                      20          168,252,582         9.3        74.6%        1.36x
 $10,000,000 - $14,999,999                    10          130,096,754         7.2        70.2%        1.47x
 $15,000,000 - $24,999,999                    13          243,998,624        13.5        78.1%        1.33x
 $25,000,000 - $49,999,999                     6          192,452,761        10.7        75.7%        1.36x
 $50,000,000 - $147,720,000                    7          695,587,953        38.6        71.2%        1.56x
--------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                     145       $1,800,962,730       100.0%       72.9%        1.46x
--------------------------------------------------------------------------------------------------------------
 AVERAGE BALANCE PER LOAN:           $12,420,433
 AVERAGE BALANCE PER PROPERTY:       $10,656,584
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
 RANGE OF MORTGAGE INTEREST         NUMBER          PRINCIPAL           % OF          WA         WA UW
 RATES                             OF LOANS           BALANCE            IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------------------

 4.5000% - 4.9999%                       7       $  210,692,255         11.7%        77.5%        1.61x
 5.0000% - 5.4999%                      66          798,241,127         44.3         72.5%        1.51x
 5.5000% - 5.9999%                      69          772,212,736         42.9         72.4%        1.36x
 6.0000% - 6.7300%                       3           19,816,611          1.1         64.7%        1.72x
--------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:               145       $1,800,962,730        100.0%    72.9%        1.46x
--------------------------------------------------------------------------------------------------------------
 WA INTEREST RATE:                  5.4009%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               ORIGINAL TERMS TO MATURITY IN MONTHS/ARD IN MONTHS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 RANGE OF ORIGINAL              NUMBER         PRINCIPAL           % OF          WA         WA UW
 TERMS TO MATURITY            OF LOANS          BALANCE            IPB          LTV         DSCR
------------------------------------------------------------------------------------------------------

 60                                5        $  180,920,325         10.0%        79.2%        1.64x
 84                                8           187,204,023         10.4         71.6%        1.65x
 120                             117         1,227,839,123         68.2         72.6%        1.42x
 > 120                            15           204,999,259         11.4         70.9%        1.35x
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         145        $1,800,962,730        100.0%    72.9%        1.46x
------------------------------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:          117
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                             NUMBER OF       PRINCIPAL         % OF        WA        WA UW
 STATES                     PROPERTIES        BALANCE          IPB        LTV        DSCR
----------------------------------------------------------------------------------------------

 TEXAS                           29       $  210,372,285       11.7%      68.6%      1.58x
 CALIFORNIA                      14          179,704,201       10.0       73.2%      1.52x
   Southern California           10          109,904,201        6.1       74.8%      1.58x
   Nothern California             4           69,800,000        3.9       70.8%      1.42x
 FLORIDA                          9          177,085,920        9.8       69.2%      1.46x
 NEW YORK                        14          161,827,517        9.0       77.8%      1.28x
 WISCONSIN                        4          150,736,811        8.4       69.6%      1.69x
 PENNSYLVANIA                    15          125,748,781        7.0       73.5%      1.41x
 HAWAII                           1          110,000,000        6.1       69.3%      1.35x
 LOUISIANA                        6           97,882,224        5.4       77.8%      1.33x
 OTHER                           77          587,604,990       32.6       74.8%      1.44x
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        169       $1,800,962,730      100.0%      72.9%      1.46x
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                NUMBER         PRINCIPAL           % OF          WA         WA UW
 RANGE OF UW DSCRS            OF LOANS          BALANCE            IPB          LTV         DSCR
------------------------------------------------------------------------------------------------------

 1.20X - 1.29X                    39        $  422,642,434         23.5%       77.4%        1.24x
 1.30X - 1.39X                    42           524,981,188         29.2        74.2%        1.35x
 1.40X - 1.49X                    25           280,631,410         15.6        69.8%        1.43x
 1.50X - 1.69X                    24           300,836,341         16.7        75.6%        1.63x
 1.70X - 1.99X                    11           261,078,100         14.5        64.7%        1.82x
 2.00X - 2.99X                     3             9,623,779          0.5        48.6%        2.15x
 3.00X - 3.78X                     1             1,169,479          0.1        20.9%        3.78x
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         145        $1,800,962,730        100.0%       72.9%        1.46x
------------------------------------------------------------------------------------------------------
 WA UW DSCR:                    1.46X
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 RANGE OF REMAINING TERMS        NUMBER         PRINCIPAL           % OF          WA         WA UW
 TO MATURITY                    OF LOANS          BALANCE            IPB          LTV         DSCR
------------------------------------------------------------------------------------------------------

 57 - 60                            5        $  180,920,325         10.0%       79.2%        1.64x
 73 - 84                            8           187,204,023         10.4        71.6%        1.65x
 112 - 120                        117         1,227,839,123         68.2        72.6%        1.42x
 > 120                             15           204,999,259         11.4        70.9%        1.35x
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          145        $1,800,962,730        100.0%       72.9%        1.46x
------------------------------------------------------------------------------------------------------
 WA REMAINING TERM:               116
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF        PRINCIPAL         % OF         WA        WA UW
  PROPERTY TYPE              SUB PROPERTY TYPE           PROPERTIES        BALANCE           IPB         LTV        DSCR
-------------------------------------------------------------------------------------------------------------------------

  RETAIL                     Anchored                        46       $  633,790,319        35.2%       74.7%      1.43x
                             Regional Mall                    1          124,000,000         6.9        69.1%      1.78x
                             Shadow Anchored                 14           79,104,112         4.4        76.3%      1.40x
                             Unanchored                      12           56,399,729         3.1        72.5%      1.44x
                            Subtotal:                        73       $  893,294,161        49.6%       73.9%      1.48x
-------------------------------------------------------------------------------------------------------------------------
  OFFICE                     Suburban                        22       $  256,646,393        14.3%       68.5%      1.64x
                             CBD                              4          135,742,953         7.5        77.9%      1.30x
                            Subtotal:                        26       $  392,389,346        21.8%       71.8%      1.52x
-------------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY                Garden                          39       $  228,155,617        12.7%       73.4%      1.33x
-------------------------------------------------------------------------------------------------------------------------
  INDUSTRIAL                 Warehouse/Distribution          13       $   72,399,528         4.0%       72.0%      1.42x
                             Flex                             6          135,883,842         7.5        69.1%      1.38x
                            Subtotal:                        19       $  208,283,370        11.6%       70.1%      1.39x
-------------------------------------------------------------------------------------------------------------------------
  MIXED USE                  Retail/Office                    4       $   28,295,009         1.6%       75.6%      1.29x
-------------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING       Manufactured Housing             5       $   27,145,701         1.5%       77.0%      1.40x
-------------------------------------------------------------------------------------------------------------------------
  HOTEL                      Full Service                     1       $   13,435,421         0.7%       69.6%      1.70x
                             Limited Service                  1            5,971,451         0.3        69.4%      1.64x
                            Subtotal:                         2       $   19,406,872         1.1%       69.5%      1.68x
-------------------------------------------------------------------------------------------------------------------------
  SELF STORAGE               Self Storage                     1       $    3,992,655         0.2%       63.6%      1.77x
-------------------------------------------------------------------------------------------------------------------------
  TOTAL/WEIGHTED AVERAGE:                                   169       $1,800,962,730       100.0%       72.9%      1.46x
-------------------------------------------------------------------------------------------------------------------------

                                    6 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 RANGE OF ORIGINAL              NUMBER         PRINCIPAL         % OF          WA          WA UW
 AMORTIZATION TERMS            OF LOANS         BALANCE           IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------------

 180                               2       $   11,128,410         0.7%        62.6%        1.26x
 204 - 240                         8           57,975,915         3.8         68.2%        1.48x
 300                               9           42,595,707         2.8         70.2%        1.43x
 324 - 342                         3           29,900,000         2.0         79.9%        1.22x
 360                             121        1,387,642,699        90.7         72.7%        1.41x
-------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         143       $1,529,242,730       100.0%        72.6%        1.41x
-------------------------------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:         352
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                  NUMBER         PRINCIPAL          % OF          WA          WA UW
 RANGE OF CUT-OFF LTVS           OF LOANS         BALANCE            IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------------

 20.9% - 49.9%                         6      $   15,393,258          0.9%        44.7%        2.16x
 50.0% - 59.9%                         4          93,547,019          5.2         58.7%        1.87x
 60.0% - 64.9%                        17         235,916,067         13.1         63.1%        1.47x
 65.0% - 69.9%                        18         320,040,650         17.8         68.8%        1,55x
 70.0% - 74.9%                        35         219,238,472         12.2         73.0%        1.39x
 75.0% - 80.0%                        65         916,827,264         50.9         78.8%        1.39x
--------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             145      $1,800,962,730        100.0%        72.9%        1.46x
--------------------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:         72.9%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                               NUMBER         PRINCIPAL          % OF          WA          WA UW
 AMORTIZED TYPES              OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------------

 BALLOON LOANS
   Balloon(2,6)                  100       $  878,440,277         48.8%        71.3%        1.46x
   Partial Interest-Only          36          613,705,000         34.1         74.7%        1.35x
   Interest Only                   2          271,720,000         15.1         75.0%        1.72x
--------------------------------------------------------------------------------------------------------
 SUBTOTAL                        138        1,763,865,277         97.9%        73.1%        1.46x
--------------------------------------------------------------------------------------------------------
 FULLY AMORTIZING LOAN             7           37,097,453          2.1%        67.1%        1.36x
--------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         145       $1,800,962,730        100.0%        72.9%        1.46x
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           CURRENT OCCUPANCY RATES(4)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 RANGE OF CURRENT               NUMBER OF         PRINCIPAL          % OF          WA          WA UW
 OCCUPANCY RATES                PROPERTIES         BALANCE            IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------------

 65.1% - 80.0%                      7         $   61,290,000          3.4%        73.0%        1.37x
 80.1% - 90.0%                     30            549,381,932         30.8         69.0%        1.58x
 90.1% - 95.0%                     29            180,208,709         10.1         74.3%        1.45x
 95.1% - 100.0%                   101            990,675,216         55.6         74.9%        1.39x
--------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          167         $1,781,555,858        100.0%        73.0%        1.46x
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 RANGE OF REMAINING              NUMBER         PRINCIPAL         % OF          WA          WA UW
 AMORTIZATION TERMS             OF LOANS         BALANCE           IPB          LTV          DSCR
-----------------------------------------------------------------------------------------------------

 178 - 180                          2       $   11,128,410         0.7%        62.6%        1.26x
 202 - 240                          8           57,975,915         3.8         68.2%        1.48x
 297 - 300                          9           42,595,707         2.8         70.2%        1.43x
 324 - 342                          3           29,900,000         2.0         79.9%        1.22x
 352 - 360                        121        1,387,642,699        90.7         72.7%        1.41x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          143       $1,529,242,730       100.0%        72.6%        1.41x
-----------------------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:         351
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 RANGE OF MATURITY/ARD            NUMBER         PRINCIPAL          % OF          WA        WA UW
 LTVS                            OF LOANS         BALANCE            IPB          LTV        DSCR
-----------------------------------------------------------------------------------------------------

 36.9% - 49.9%                       14      $  151,561,934          8.6%        60.2%        1.81x
 50.0% - 59.9%                       34         424,815,192         24.1         66.8%        1.41x
 60.0% - 69.9%                       78         802,071,550         45.5         75.7%        1.42x
 70.0% - 80.0%                       12         385,416,602         21.9         79.5%        1.47x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:            138      $1,763,865,277        100.0%        73.1%        1.46x
-----------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY:         63.9%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              YEAR BUILT/RENOVATED(5)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 RANGE OF YEARS                 NUMBER OF         PRINCIPAL          % OF          WA         WA UW
 BUILT/RENOVATED               PROPERTIES         BALANCE            IPB          LTV         DSCR
-----------------------------------------------------------------------------------------------------

 1960 - 1969                       12         $   18,956,243          1.1%        69.1%        1.39x
 1970 - 1979                       10             49,116,816          2.7         73.9%        1.41x
 1980 - 1989                       33            370,879,666         20.6         74.1%        1.48x
 1990 - 1999                       27            413,543,847         23.0         72.8%        1.47x
 2000 - 2005                       87            948,466,158         52.7         72.6%        1.45x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          169         $1,800,962,730        100.0%        72.9%        1.46x
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PREPAYMENT PROTECTION
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                NUMBER         PRINCIPAL          % OF          WA        WA UW
 PREPAYMENT PROTECTION        OF LOANS         BALANCE            IPB          LTV         DSCR
-----------------------------------------------------------------------------------------------------

 DEFEASANCE                      141       $1,778,845,856         98.8%        73.0%       1.46x
 YIELD MAINTENANCE                 4           22,116,875          1.2         70.3%       1.43x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         145       $1,800,962,730        100.0%        72.9%       1.46x

(1)  Excludes loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans that pay interest-only for a portion of their term.

(3)  Excludes the fully-amortizing mortgage loans.

(4)  Excludes the hotel properties.

(5)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

(6)  Includes 1 interest-only ARD only representing 0.7% of the initial pool balance.

                                    7 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 RANGE OF PRINCIPAL                     NUMBER         PRINCIPAL       % OF        WA       WA UW
 BALANCES                              OF LOANS         BALANCE         IPB        LTV       DSCR
-----------------------------------------------------------------------------------------------------

 $1,169,479 - $2,999,999                  13       $   27,374,218       1.7%      63.8%      1.63x
 $3,000,000 - $3,999,999                  28           97,860,159       6.2       68.0%      1.51x
 $4,000,000 - $4,999,999                  12           52,356,611       3.3       74.0%      1.43x
 $5,000,000 - $6,999,999                  21          127,606,449       8.0       72.5%      1.41x
 $7,000,000 - $9,999,999                  16          135,499,794       8.5       74.2%      1.38x
 $10,000,000 - $14,999,999                 9          118,596,754       7.5       70.9%      1.48x
 $15,000,000 - $24,999,999                 9          171,919,673      10.8       78.7%      1.33x
 $25,000,000 - $49,999,999                 5          161,952,761      10.2       78.4%      1.36x
 $50,000,000 - $147,720,000                7          695,587,953      43.8       71.2%      1.56x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                 120       $1,588,754,374     100.0%      72.9%      1.48x
-----------------------------------------------------------------------------------------------------
 AVERAGE BALANCE PER LOAN:        $ 13,239,620
 AVERAGE BALANCE PER PROPERTY:    $ 12,127,896
-----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
RANGE OF MORTGAGE INTEREST         NUMBER          PRINCIPAL          % OF          WA         WA UW
RATES                             OF LOANS          BALANCE            IPB          LTV         DSCR
-----------------------------------------------------------------------------------------------------

 4.6936% - 4.9999%                       5      $  185,320,000         11.7%        77.8%       1.63x
 5.0000% - 5.4999%                      49         660,706,502         41.6         72.2%       1.55x
 5.5000% - 5.9999%                      63         722,911,261         45.5         72.4%       1.36x
 6.0000% - 6.7300%                       3          19,816,611          1.2         64.7%       1.72x
-----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:               120      $1,588,754,374        100.0%        72.9%       1.48x
-----------------------------------------------------------------------------------------------------
 WA INTEREST RATE:                  5.4209%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    ORIGINAL TERMS TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
ORIGINAL TERMS TO             NUMBER        PRINCIPAL        % OF        WA        WA UW
MATURITY/ARD                 OF LOANS        BALANCE          IPB        LTV        DSCR
---------------------------------------------------------------------------------------------

 60                               4      $  173,948,070       10.9%      79.3%      1.64x
 84                               6         148,804,023        9.4       70.2%      1.73x
 120                             96       1,079,503,022       67.9       72.6%      1.44x
 > 120                           14         186,499,259       11.7       70.3%      1.36x
---------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        120      $1,588,754,374      100.0%      72.9%      1.48x
---------------------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:         117
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                              NUMBER OF        PRINCIPAL        % OF        WA       WA UW
 STATES                      PROPERTIES        BALANCE          IPB        LTV       DSCR
---------------------------------------------------------------------------------------------

 FLORIDA                           8       $  171,885,920       10.8%      68.9%      1.46x
 TEXAS                            19          166,988,492       10.5       67.1%      1.63x
 NEW YORK                         12          156,292,517        9.8       77.7%      1.29x
 CALIFORNIA                       13          149,204,201        9.4       75.6%      1.56x
   Southern California            10          109,904,201        6.9       74.8%      1.58x
   Northern California             3           39,300,000        2.5       78.0%      1.51x
 WISCONSIN                         3          142,236,811        9.0       69.1%      1.72x
 PENNSYLVANIA                     14          119,258,092        7.5       73.2%      1.42x
 HAWAII                            1          110,000,000        6.9       69.3%      1.35x
 LOUISIANA                         6           97,882,224        6.2       77.8%      1.33x
 OTHER                            55          475,006,117       29.9       74.8%      1.47x
---------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         131       $1,588,754,374      100.0%      72.9%      1.48x
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                               NUMBER        PRINCIPAL        % OF        WA       WA UW
 RANGE OF UW DSCRS           OF LOANS        BALANCE          IPB        LTV       DSCR
---------------------------------------------------------------------------------------------

 1.20X - 1.29                    26      $  325,574,157       20.5%      77.6%      1.25x
 1.30X - 1.39X                   39         484,781,188       30.5       74.8%      1.35x
 1.40X - 1.40X                   19         217,959,829       13.7       69.0%      1.43x
 1.50X - 1.69X                   21         288,567,843       18.2       75.5%      1.63x
 1.70X - 1.99X                   11         261,078,100       16.4       64.7%      1.82x
 2.00X - 2.99X                    3           9,623,779        0.6       48.6%      2.15x
 3.00X - 3.78X                    1           1,169,479        0.1       20.9%      3.78x
---------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:        120      $1,588,754,374      100.0%      72.9%      1.48x
---------------------------------------------------------------------------------------------
 WA UW DSCR:                   1.48X
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING TERMS TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 RANGE OF REMAINING TERMS       NUMBER        PRINCIPAL        % OF        WA       WA UW
 TO MATURITY/ARD               OF LOANS        BALANCE          IPB        LTV       DSCR
----------------------------------------------------------------------------------------------

 58 - 60                           4      $  173,948,070       10.9%      79.3%      1.64x
 81 - 84                           6         148,804,023        9.4       70.2%      1.73x
 112 - 120                        96       1,079,503,022       67.9       72.6%      1.44x
 > 120                            14         186,499,259       11.7       70.3%      1.36x
----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         120      $1,588,754,374      100.0%      72.9%      1.48x
----------------------------------------------------------------------------------------------
 WA REMAINING TERM:              116
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 PROPERTY TYPE               SUB PROPERTY TYPE         PROPERTIES       BALANCE          IPB        LTV       DSCR
-----------------------------------------------------------------------------------------------------------------------

  RETAIL                     Anchored                       46      $  633,790,319       39.9%      74.7%      1.43x
                             Regional Mall                   1         124,000,000        7.8       69.1%      1.78x
                             Shadow Anchored                14          79,104,112        5.0       76.3%      1.40x
                             Unanchored                     12          56,399,729        3.5       72.5%      1.44x
                            Subtotal:                       73      $  893,294,161       56.2%      73.9%      1.48x
-----------------------------------------------------------------------------------------------------------------------
  OFFICE                     Suburban                       22      $  256,646,393       16.2%      68.5%      1.64x
                             CBD                             4         135,742,953        8.5       77.9%      1.30x
                            Subtotal:                       26      $  392,389,346       24.7%      71.8%      1.52x
-----------------------------------------------------------------------------------------------------------------------
  INDUSTRIAL                 Flex                            6      $  135,883,842        8.6%      69.1%      1.38x
                             Warehouse/Distribution         13          72,399,528        4.6       72.0%      1.42x
                            Subtotal:                       19      $  208,283,370       13.1%      70.1%      1.39x
-----------------------------------------------------------------------------------------------------------------------
  MIXED USE                  Retail/Office                   4      $   28,295,009        1.8%      75.6%      1.29x
-----------------------------------------------------------------------------------------------------------------------
  MANUFACTURED HOUSING       Manufactured Housing            5      $   27,145,701        1.7%      77.0%      1.40x
-----------------------------------------------------------------------------------------------------------------------
  HOTEL                      Full Service                    1      $   13,435,421        0.8%      69.6%      1.70x
                             Limited Service                 1           5,971,451        0.4       69.4%      1.64x
                            Subtotal:                        2      $   19,406,872        1.2%      69.5%      1.68x
-----------------------------------------------------------------------------------------------------------------------
  MULTIFAMILY                Garden                          1      $   15,947,261        1.0%      72.5%      1.46x
-----------------------------------------------------------------------------------------------------------------------
  SELF STORAGE               Self Storage                    1      $    3,992,655        0.3%      63.6%      1.77x
-----------------------------------------------------------------------------------------------------------------------
  TOTAL/ WEIGHTED AVERAGE:                                 131      $1,588,754,374      100.0%      72.9%      1.48x
-----------------------------------------------------------------------------------------------------------------------

                                    8 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ORIGINAL AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 RANGE OF ORIGINAL              NUMBER         PRINCIPAL        % OF      WA         WA UW
 AMORTIZATION TERMS            OF LOANS         BALANCE          IPB      LTV         DSCR
-----------------------------------------------------------------------------------------------

 180                               2       $   11,128,410        0.8%    62.6%        1.26x
 204 - 240                         8           57,975,915        4.4     68.2%        1.48x
 300                               9           42,595,707        3.2     70.2%        1.43x
 324                               1            5,400,000        0.4     79.6%        1.20x
 360                              98        1,199,934,343       91.1     72.8%        1.43x
-----------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         118       $1,317,034,374      100.0%    72.4%        1.43x
-----------------------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:         351
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                   NUMBER         PRINCIPAL         % OF      WA          WA UW
 RANGE OF CUT-OFF DATE LTV        OF LOANS         BALANCE           IPB      LTV          DSCR
--------------------------------------------------------------------------------------------------

 20.9% - 49.9%                         6      $   15,393,258         1.0%    44.7%        2.16x
 50.0% - 59.5%                         4          93,547,019         5.9     58.7%        1.87x
 60.0% - 64.9%                        15         193,916,067        12.2     63.3%        1.50x
 65.0% - 69.9%                        16         311,630,650        19.6     68.9%        1.56x
 70.0% - 74.9%                        29         165,026,934        10.4     73.0%        1.40x
 75.0% - 80.0%                        50         809,240,446        50.9     78.8%        1.40x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             120      $1,588,754,374       100.0%    72.9%        1.48x
--------------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:         72.9%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                               NUMBER         PRINCIPAL          % OF          WA         WA UW
 AMORTIZED TYPES              OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------

 BALLOON LOANS
   Balloon(2,6)                   85       $  785,676,922         49.5%        71.0%        1.47x
   Partial Interest-Only          26          494,260,000         31.1         75.5%        1.36x
   Interest Only                   2          271,720,000         17.1         75.0%        1.72x
--------------------------------------------------------------------------------------------------
 SUBTOTAL                        113       $1,551,656,922         97.7%        73.0%        1.48x
--------------------------------------------------------------------------------------------------
 FULLY AMORTIZING                  7       $   37,097,453          2.3%        67.1%        1.36x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         120       $1,588,754,374        100.0%        72.9%        1.48x
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CURRENT OCCUPANCY RATES(4)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                NUMBER OF         PRINCIPAL         % OF          WA         WA UW
 CURRENT OCCUPANCY RATES       PROPERTIES          BALANCE           IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 65.1% - 70.0%                      1         $   22,869,558         1.5%        77.3%        1.36x
 70.1% - 80.0%                      4             29,517,655         1.9         70.4%        1.44x
 80.1% - 90.0%                     20            464,367,119        29.6         68.8%        1.63x
 90.1% - 95.0%                     16            138,102,333         8.8         74.1%        1.48x
 95.1% - 100.0%                    88            914,490,838        58.3         74.8%        1.40x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          129         $1,569,347,502       100.0%        72.9%        1.47x
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING AMORTIZATION TERM IN MONTHS(1)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 RANGE OF REMAINING              NUMBER OF         PRINCIPAL        % OF          WA         WA UW
 AMORTIZATION TERMS                LOANS            BALANCE          IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 178 -180                            2         $   11,128,410        0.8%    62.6%        1.26x
 202 - 240                           8             57,975,915        4.4     68.2%        1.48x
 297 - 300                           9             42,595,707        3.2     70.2%        1.43x
 324                                 1              5,400,000        0.4     79.6%        1.20x
 352 - 360                          98          1,199,934,343       91.1     72.8%        1.43x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           118         $1,317,034,374      100.0%    72.4%        1.43x
----------------------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:          350
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    LTV RATIOS AS OF THE MATURITY/ARD DATE(3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 RANGE OF MATURITY/ARD           NUMBER         PRINCIPAL         % OF          WA         WA UW
 LTVS                           OF LOANS         BALANCE           IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------

 36.9% - 49.9%                      14      $  151,561,934         9.8%    60.2%        1.81x
 50.0% - 59.9%                      28         362,906,292        23.4     67.2%        1.43x
 60.0% - 69.9%                      62         687,244,349        44.3     75.6%        1.43x
 70.0% - 80.0%                       9         349,944,347        22.6     79.5%        1.49x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           113      $1,551,656,922       100.0%    73.0%        1.48x
--------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY         63.9%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             YEAR BUILT/RENOVATED(5)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 RANGE OF YEARS                 NUMBER OF         PRINCIPAL         % OF          WA         WA UW
 BUILT/RENOVATED                PROPERTIES         BALANCE           IPB          LTV         DSCR
----------------------------------------------------------------------------------------------------

 1960 - 1969                        1         $    3,700,000         0.2%        66.7%        1.38x
 1970 - 1979                        5             31,551,013         2.0         74.0%        1.47x
 1980 - 1989                       31            359,469,666        22.6         74.1%        1.49x
 1990 - 1999                       25            375,143,847        23.6         72.4%        1.49x
 2000 - 2005                       69            818,889,848        51.5         72.5%        1.47x
----------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          131         $1,588,754,374       100.0%        72.9%        1.48x
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PREPAYMENT PROTECTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                               NUMBER         PRINCIPAL          % OF          WA         WA UW
 PREPAYMENT PROTECTION        OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------

 DEFEASANCE                      116       $1,566,637,500         98.6%        72.9%        1.48x
 YIELD MAINTENANCE                 4           22,116,875          1.4         70.3%        1.43x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:         120       $1,588,754,374        100.0%        72.9%        1.48x
--------------------------------------------------------------------------------------------------

(1)  Excludes loans that are interest-only for the entire term.

(2)  Excludes the mortgage loans which pay interest only for a portion of their term.

(3)  Excludes fully-amortizing loans.

(4)  Excludes the hotel properties.

(5)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

(6)  Includes 1 amortizing ARD loan representing 0.8% of the loan group 1 initial pool balance.

                                    9 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 RANGE OF PRINCIPAL                     NUMBER          PRINCIPAL         % OF        WA           WA UW
 BALANCES                               OF LOANS          BALANCE          IPB        LTV          DSCR
----------------------------------------------------------------------------------------------------------

 $2,015,000 - $2,999,999                   5         $  12,591,043         5.9%       75.9%        1.37x
 $3,000,000 - $3,999,999                   1             3,520,000         1.7        80.0%        1.21x
 $4,000,000 - $4,999,999                   3            12,910,000         6.1        72.1%        1.32x
 $5,000,000 - $6,999,999                   6            36,355,575        17.1        77.5%        1.35x
 $7,000,000 - $9,999,999                   4            32,752,788        15.4        76.2%        1.27x
 $10,000,000 - $14,999,999                 1            11,500,000         5.4        63.4%        1.41x
 $15,000,000 - $24,999,999                 4            72,078,951        34.0        76.4%        1.33x
 $25,000,000 - $30,500,000                 1            30,500,000        14.4        61.5%        1.31x
----------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:                  25         $ 212,208,356       100.0%       73.5%        1.33x
----------------------------------------------------------------------------------------------------------
 AVERAGE BALANCE PER LOAN:           $8,488,334
 AVERAGE BALANCE PER PROPERTY:       $5,584,430
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        RANGE OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 RANGE OF MORTGAGE INTEREST         NUMBER         PRINCIPAL          % OF         WA         WA UW
 RATES                             OF LOANS          BALANCE           IPB         LTV         DSCR
------------------------------------------------------------------------------------------------------

 4.5000% - 4.9999%                      2        $  25,372,255         12.0%        75.1%        1.46x
 5.0000% - 5.4999%                     17          137,534,625         64.8         73.4%        1.32x
 5.5000% - 5.8800%                      6           49,301,475         23.2         72.8%        1.27x
------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:               25        $ 212,208,356        100.0%        73.5%        1.33x
------------------------------------------------------------------------------------------------------
 WA INTEREST RATE:                  5.2510%
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    ORIGINAL TERMS TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 ORIGINAL TERMS TO              NUMBER        PRINCIPAL         % OF          WA         WA UW
 MATURITY/ARD                 OF LOANS         BALANCE          IPB          LTV         DSCR
------------------------------------------------------------------------------------------------

 60                                1       $   6,972,255         3.3%        76.6%        1.59x
 84                                2          38,400,000        18.1         77.4%        1.30x
 120                              21         148,336,101        69.9         71.9%        1.33x
 > 120                             1          18,500,000         8.7         76.8%        1.25x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          25       $ 212,208,356       100.0%        73.5%        1.33x
------------------------------------------------------------------------------------------------
 WA ORIGINAL LOAN TERM:          117
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                               NUMBER OF        PRINCIPAL          % OF          WA         WA UW
 STATES                       PROPERTIES         BALANCE           IPB          LTV         DSCR
---------------------------------------------------------------------------------------------------

 TEXAS                            10         $  43,383,793         20.4%        74.3%        1.41x
 CALIFORNIA                        1            30,500,000         14.4         61.5%        1.31x
   Northern California             1            30,500,000         14.4         61.5%        1.31x
 NORTH CAROLINA                    2            27,000,000         12.7         77.6%        1.30x
 OREGON                            1            20,000,000          9.4         80.0%        1.20x
 DELAWARE                          1            18,400,000          8.7         74.5%        1.41x
 OHIO                             11            11,500,000          5.4         63.4%        1.41x
 OTHER                            12            61,424,562         28.9         76.5%        1.29x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          38         $ 212,208,356        100.0%        73.5%        1.33x
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                               NUMBER        PRINCIPAL         % OF          WA         WA UW
 RANGE OF UW DSCRS            OF LOANS         BALANCE          IPB          LTV         DSCR
------------------------------------------------------------------------------------------------

 1.20X - 1.29X                    13       $  97,068,277        45.7        76.6%        1.23x
 1.30X - 1.39X                     3          40,200,000        18.9        66.0%        1.32x
 1.40X - 1.49X                     6          62,671,581        29.5        72.8%        1.43x
 1.50X - 1.59X                     3          12,268,498         5.8        77.4%        1.58x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          25       $ 212,208,356       100.0%       73.5%        1.33x
------------------------------------------------------------------------------------------------
 WA UW DSCR:                    1.33X
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    REMAINING TERMS TO MATURITY/ARD IN MONTHS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 RANGE OF REMAINING TERMS        NUMBER        PRINCIPAL         % OF     WA           WA UW
 TO MATURITY/ARDS               OF LOANS         BALANCE          IPB     LTV          DSCR
-------------------------------------------------------------------------------------------------

 57 - 60                            1       $   6,972,255         3.3%    76.6%        1.59x
 73 - 84                            2          38,400,000        18.1     77.4%        1.30x
 112 - 120                         21         148,336,101        69.9     71.9%        1.33x
 > 120                              1          18,500,000         8.7     76.8%        1.25x
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           25       $ 212,208,356       100.0%    73.5%        1.33x
-------------------------------------------------------------------------------------------------
 WA REMAINING TERM:               114
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PROPERTY TYPE DISTRIBUTION
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                          NUMBER OF       PRINCIPAL         % OF          WA        WA UW
  PROPERTY TYPE    SUB PROPERTY TYPE     PROPERTIES        BALANCE          IPB          LTV        DSCR
-----------------------------------------------------------------------------------------------------------

  MULTIFAMILY                 Garden          38          $ 212,208,356        100.0%       73.5%       1.33x
-----------------------------------------------------------------------------------------------------------
  TOTAL:                                      38           $ 212,208,356        100.0%       73.5%       1.33x
-----------------------------------------------------------------------------------------------------------

                                    10 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ORIGINAL AMORTIZATION TERM IN MONTHS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 RANGE OF ORIGINAL              NUMBER        PRINCIPAL         % OF          WA          WA UW
 AMORTIZATION TERMS            OF LOANS        BALANCE           IPB          LTV         DSCR
------------------------------------------------------------------------------------------------

 330 - 342                         2       $ 24,500,000         11.5%        80.0%        1.22x
 354 - 360                        23        187,708,356         88.5         72.6%        1.34x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:          25       $212,208,356        100.0%        73.5%        1.33x
------------------------------------------------------------------------------------------------
 WA ORIGINAL AMORT TERM:         358
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        LTV RATIOS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                   NUMBER        PRINCIPAL         % OF          WA          WA UW
 RANGE OF CUT-OFF DATE LTVS      OF LOANS        BALANCE           IPB          LTV          DSCR
---------------------------------------------------------------------------------------------------

 61.5% - 64.9%                         2      $ 42,000,000         19.8%        62.0%        1.34x
 65.0% - 69.9%                         2         8,410,000          4.0         67.9%        1.32x
 70.0% - 74.9%                         6        54,211,538         25.5         73.2%        1.36x
 75.0% - 80.0%                        15       107,586,818         50.7         78.6%        1.30x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:              25      $212,208,356        100.0%        73.5%        1.33x
---------------------------------------------------------------------------------------------------
 WA CUT-OFF DATE LTV RATIO:         73.5%
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               AMORTIZATION TYPES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                               NUMBER        PRINCIPAL         % OF          WA          WA UW
 AMORTIZED TYPES              OF LOANS        BALANCE           IPB          LTV         DSCR
------------------------------------------------------------------------------------------------

 BALLOON LOANS
   Partial Interest-Only     10            $119,445,000         56.3%        72.8%        1.29x
   Balloon Loans(1)          15              92,763,356         43.7         74.4%        1.37x
------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:     25            $212,208,356        100.0%        73.5%        1.33x
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CURRENT OCCUPANCY RATES
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 RANGE OF CURRENT               NUMBER OF        PRINCIPAL         % OF          WA          WA UW
 OCCUPANCY RATES                PROPERTIES        BALANCE           IPB          LTV         DSCR
---------------------------------------------------------------------------------------------------

 76.0% - 80.0%                      2         $  8,902,788          4.2%        70.5%        1.20x
 80.1% - 85.0%                      3           17,475,013          8.2         74.0%        1.39x
 85.1% - 90.0%                      7           67,539,800         31.8         69.7%        1.28x
 90.1% - 95.0%                     13           42,106,377         19.8         74.7%        1.32x
 95.1% - 100.0%                    13           76,184,378         35.9%        76.4%        1.37x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           38         $212,208,356        100.0%        73.5%        1.33x
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     REMAINING AMORTIZATION TERM IN MONTHS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 RANGE OF REMAINING              NUMBER        PRINCIPAL         % OF          WA          WA UW
 AMORTIZATION TERMS             OF LOANS        BALANCE           IPB          LTV         DSCR
-------------------------------------------------------------------------------------------------

 330 - 342                          2       $ 24,500,000         11.5%        80.0%        1.22x
 354 - 360                         23        187,708,356         88.5         72.6%        1.34x
-------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           25       $212,208,356        100.0%        73.5%        1.33x
-------------------------------------------------------------------------------------------------
 WA REMAINING AMORT TERM:         357
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LTV RATIOS AS OF THE MATURITY/ARD DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
 RANGE OF MATURITY/ARD            NUMBER        PRINCIPAL         % OF          WA          WA UW
 LTVS                            OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------------------------------------------------------------------------------

 53.4% - 59.9%                        6      $ 61,908,900         29.2%        64.4%        1.31x
 60.0% - 64.9%                        6        49,908,881         23.5         75.5%        1.34x
 65.0% - 72.6%                       13       100,390,575         47.3         78.1%        1.32x
--------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:             25      $212,208,356        100.0%        73.5%        1.33x
--------------------------------------------------------------------------------------------------
 WA LTV RATIO AT MATURITY:         63.6%

--------------------------------------------------------------------------------
                             YEAR BUILT/RENOVATED(2)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 RANGE OF YEARS                 NUMBER OF        PRINCIPAL         % OF          WA         WA UW
 BUILT/RENOVATED                PROPERTIES        BALANCE           IPB          LTV         DSCR
---------------------------------------------------------------------------------------------------

 1960 - 1969                       11         $ 15,256,243          7.2%        69.6%        1.39x
 1970 - 1979                        5           17,565,803          8.3         73.6%        1.31x
 1980 - 1989                        2           11,410,000          5.4         73.3%        1.25x
 1990 - 1999                        2           38,400,000         18.1         77.4%        1.30x
 2000 - 2004                       18          129,576,310         61.1         72.8%        1.33x
---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           38         $212,208,356        100.0%        73.5%        1.33x
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PREPAYMENT PROTECTION
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                             NUMBER        PRINCIPAL          % OF          WA         WA UW
 PREPAYMENT PROTECTION      OF LOANS        BALANCE           IPB           LTV         DSCR
-----------------------------------------------------------------------------------------------

 DEFEASANCE                    25        $212,208,356         100.0%        73.5%        1.33x
-----------------------------------------------------------------------------------------------
 TOTAL:                        25        $212,208,356         100.0%        73.5%        1.33x
-----------------------------------------------------------------------------------------------

(1)  Excludes the mortgage loans which pay interest only for a portion of their term.

(2)  Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

                                    11 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                             TOP 15 MORTGAGE LOANS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CUT-OFF
 LOAN      LOAN NAME                      LOAN   CUT-OFF DATE  % OF             UNIT OF    LOAN PER    UW      LTV       PROPERTY
SELLER(1)  (LOCATION)                     GROUP      BALANCE     IPB     UNITS   MEASURE      UNIT     DSCR    RATIO      TYPE
------------------------------------------------------------------------------------------------------------------------------------

 JPMCB    DRA Portfolio                    1     $147,720,000   8.2%   912,254  SF           $162     1.67x    80.0%     Retail
          (Various, Various)
 JPMCB    Southridge Mall                  1      124,000,000   6.9%   617,139  SF           $201     1.78x    69.1%     Retail
          (Greendale, WI)
 JPMCB    Airport Industrial Park          1      110,000,000   6.1%   826,390  SF           $133     1.35x    69.3%     Industrial
          (Honolulu, HI)
 CIBC     Palm Springs Mile                1      107,000,000   5.9% 1,176,383  SF            $91     1.43x    63.7%     Retail
          (Hialeah, FL)
 JPMCB    Memorial Office Portfolio        1       80,000,000   4.4% 1,077,239  SF            $74     1.91x    59.3%     Office
          (Houston, TX)
------------------------------------------------------------------------------------------------------------------------------------
 JPMCB    90 Fifth Avenue                  1       67,000,000   3.7%   129,418  SF           $518     1.26x    79.8%     Office
          (New York, NY)
 CIBC     Poydras Plaza                    1       59,867,953   3.3%   950,012  SF            $63     1.36x    77.3%     Office
          (New Orleans, LA)
 JPMCB    The Pinnacle in Kierland         1       43,500,000   2.4%   264,432  SF           $165     1.58x    76.7%     Office
          (Scottsdale, AZ)
 CIBC     Southmont Center                 1       36,913,909   2.0%   228,467  SF           $162     1.25x    78.2%     Retail
          (Bethlehem, PA)
 CIBC     Capitol Towers                   2       30,500,000   1.7%       414  Units    $73,671(2)   1.31x    61.5%     Multifamily
          (Sacramento, CA)
------------------------------------------------------------------------------------------------------------------------------------
 CIBC     River Oaks Plaza                 1       29,000,000   1.6%   195,254  SF           $149     1.27x    79.5%     Retail
          (Houston, TX)
 CIBC     Meridian Mark I & II             1       27,000,000   1.5%   382,267  SF            $71     1.27x    78.8%     Office
          (Carmel, IN)
 JPMCB    West Valley Shopping Center      1       25,559,686   1.4%   281,291  SF            $91     1.37x    79.8%     Retail
          (Saginaw, MI)
 JPMCB    Northern Lights Shopping Center  1       24,800,000   1.4%   361,009  SF            $69     1.36x     80.0%(3) Retail
          (Columbus, OH)
 JPMCB    Lowes Metairie                   1       23,400,000   1.3%   120,000  SF           $195     1.22x    79.9%     Retail
          (Metairie, LA)
------------------------------------------------------------------------------------------------------------------------------------

       TOP 5 TOTAL/WEIGHTED AVERAGE:           $568,720,000     31.6%                  1.62x        69.6%
       TOP 10 TOTAL/WEIGHTED AVERAGE:          $806,501,862     44.8%                  1.54x        71.5%
       TOP 15 TOTAL/WEIGHTED AVERAGE:          $936,240,714     52.0%                  1.51x        72.6%

(1)  "JPMCB" = JPMorgan Chase Bank, N.A., "CIBC" = CIBC Inc.

(2)  The property contains 408 residential units and 6 retail units.

(3)  In the case of 1 mortgage loan (identified as Loan No. 14 on Annex A-1 to the prospectus supplement) in loan group 1, for purposes of calculating cut-off date loan-to-value ratios in this term sheet, the loan-to-value ratio for such mortgage loan of approximately 80.0% was calculated based on a loan balance that excludes $2,240,000 of the original principal balance that is currently being held back from the related borrower. The cut-off date loan-to-value ratio inclusive of such holdback amount is approximately
     87.9%.

                                    12 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    13 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 DRA PORTFOLIO
--------------------------------------------------------------------------------

[4 PHOTOS OF DRA PORTFOLIO OMITTED]

                                    14 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 DRA PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $147,720,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $147,720,000
 % OF POOL BY IPB:                     8.2%
 LOAN SELLER:                          JPMorgan Chase Bank, N.A.
 BORROWER:                             PL Carmel Mountain LP, PL Millenia
                                       Plaza II LLC, PL Signal Hill LP, PL
                                       Wayne LLC, PL Riverpark LP, PL
                                       Rancho LP
 SPONSOR:                              DRA Advisors, LLC,
                                       Kimco Realty Corp.
 ORIGINATION DATE:                     01/21/05
 INTEREST RATE:                        4.6936%
 INTEREST-ONLY PERIOD:                 60 Months
 MATURITY DATE:                        01/01/10
 AMORTIZATION TYPE:                    Interest-Only
 ORIGINAL AMORTIZATION:                NA
 REMAINING AMORTIZATION:               NA
 CALL PROTECTION:                      L(24),Def(32),O(2)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Springing
 ADDITIONAL DEBT:                      $30,600,000(1)
 ADDITIONAL DEBT TYPE:                 Mezzanine Debt
 LOAN PURPOSE:                         Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                       INITIAL              MONTHLY
                                     -------------------------------------------
 TAXES:                                       $0            Springing(4)
 INSURANCE                                    $0            Springing(5)
 CAPEX:                                       $0              $23,548
 REQUIRED REPAIRS:                      $349,548                   $0
 TILC                                         $0              $53,146
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Portfolio
 TITLE:                                Fee
 PROPERTY TYPE:                        Retail -- Various
 SQUARE FOOTAGE:                       912,254
 LOCATION:                             Various
 YEAR BUILT/RENOVATED:                 Various
 OCCUPANCY:                            91.9%
 OCCUPANCY DATE:                       12/31/04
 NUMBER OF TENANTS:                    69
 HISTORICAL NOI:
   2002:                               $9,440,320
   2003:                               $8,538,799(2)
   TTM AS OF 07/31/2004:               $11,715,310(3)
 UW REVENUES:                          $16,612,454
 UW EXPENSES:                          $4,254,092
 UW NOI:                               $12,358,362
 UW NET CASH FLOW:                     $11,724,597
 APPRAISED VALUE:                      $184,600,000
 APPRAISAL DATE:                       Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $162
 CUT-OFF DATE LTV:                     80.0%
 MATURITY DATE LTV:                    80.0%
 UW DSCR:                              1.67x
--------------------------------------------------------------------------------

(1)  Mezzanine debt is secured by equity pledges in the 6 borrower affiliates and 2 other affiliates encompassing $270.9 million of total first mortgage debt. The mezzanine lender is an affiliate of the borrower.

(2)  2003 NOI decline from 2002 NOI is largely attributable to Today's Man filing for bankruptcy and subsequently vacating its space at the
     Willowbrook Plaza Property in early 2003. The difference between 2003 NOI and UW NOI is mostly attributable to (i) Millenia Plaza II which came on-line in 2004 and (ii) 2003 NOI for River Park Crossing not being available.

(3)  The TTM 2004 NOI's for all properties are as of 7/31/04 with the exception of River Park Crossing which is as of 10/31/04. Difference between TTM 2004
     NOI and UW NOI is mostly attributable to Millenia Plaza II which came on-line in 2004 and is still in lease-up.

(4)  Monthly escrows for Taxes will be collected if DSCR falls below 1.20x.

(5)  Monthly escrows for Insurance will be collected at the option of the lender if the liability or casualty policy maintained by the borrower covering the properties does not constitute an approved blanket or umbrella policy pursuant to the loan documents.

                                    15 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 DRA PORTFOLIO
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                PROPERTY SUMMARY
---------------------------------------------------------------------------------
                                                                YEAR
                             ALLOCATED                      BUILT/YEAR    SQUARE
        PROPERTY NAME      LOAN BALANCE       LOCATION       RENOVATED     FEET
---------------------------------------------------------------------------------

 WILLOWBROOK PLAZA        $ 39,440,000   Wayne, NJ            1980      348,063
 PRICE PLAZA                32,560,000   Signal Hill, CA    1992/1994   154,750
 MILLENIA PLAZA II          26,600,000   Orlando, FL          2003      154,453
 RIVER PARK CROSSING        20,400,000   Fresno, CA           1999      121,408
 RANCHO SAN DIEGO           16,080,000   San Diego, CA        1990       98,580
 CARMEL MOUNTAIN            12,640,000   San Diego, CA        1993       35,000
---------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE   $147,720,000                                  912,254
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                           APPRAISED
        PROPERTY NAME       OCCUPANCY              TOP TENANTS               VALUE
--------------------------------------------------------------------------------------

 WILLOWBROOK PLAZA         86.9%       Costco Wholesale, Lackland       $ 49,300,000
                                       Self Storage, The Sports
                                       Authority
 PRICE PLAZA               99.4%       Home Depot, PetSmart, ShoeCity     40,700,000
 MILLENIA PLAZA II         82.3%       Marshalls, Off Broadway            34,200,000
                                       Shoes, Golfsmith
 RIVER PARK CROSSING      100.0%       Bed, Bath & Beyond,                25,500,000
                                       SportsMart, Ross Stores
 RANCHO SAN DIEGO         100.0%       Rite Aid, Ross Stores, Petco       19,100,000
 CARMEL MOUNTAIN          100.0%       Claim Jumper, McMillin Real        15,800,000
                                       Estate, San Diego Credit Union
--------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE    91.9%                                        $184,600,000
--------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                    SIGNIFICANT TENANTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    LEASE
                                                          MOODY'S/    SQUARE                BASE RENT    SALES   EXPIRATION
 TENANT NAME              PARENT COMPANY                    S&P(1)     FEET     % OF GLA       PSF        PSF       YEAR
---------------------------------------------------------------------------------------------------------------------------

 COSTCO WHOLESALE(2)     Costco Wholesale Corporation       A2/A     147,350      16.2%     $ 15.19      NA         2009
 HOME DEPOT              The Home Depot, Inc.              Aa3/AA    103,423      11.3%     $ 15.64    $639         2014
 LACKLAND SELF STORAGE   Lackland Self Storage               NA       67,766       7.4%     $  3.30      NA         2012
 ROSS STORES             Ross Stores, Inc.                 NA/BBB     54,187       5.9%     $ 12.47    $328(3)      2010(4)
 THE SPORTS AUTHORITY    The Sports Authority, Inc.          NA       49,132       5.4%     $ 17.88    $277         2012
 ELECTRONICS EXPO        Electronics Expo                    NA       38,245       4.2%     $ 12.00      NA         2014
 BED, BATH & BEYOND      Bed Bath & Beyond, Inc.           NA/BBB     36,725       4.0%     $ 13.00      NA         2010
 SPORTSMART              The Sports Authority, Inc.          NA       35,868       3.9%     $ 12.96      NA         2013
---------------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2)  Costco Wholesale also serves as a shadow anchor for the Price Plaza and
     Carmel Mountain properties.

(3)  Ross Stores reported 2003 sales of $328 PSF at its store in Rancho San
     Diego. The store did not report sales at its location in River Park
     Crossing.

(4)  Ross Stores is a tenant at two properties in the portfolio occupying 30,187
     SF at River Park Crossing on a lease expiring in February 2010 and occupying 24,000 SF at Rancho San Diego on a lease expiring in January
     2009.

                                    16 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 DRA PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The DRA Portfolio loan is secured by first mortgage interests in five anchored and one shadow anchored retail centers located in California, New
Jersey and Florida. The properties comprise a total of 912,254 square feet.

THE BORROWER. The borrowers are PL Carmel Mountain LP, PL Millenia Plaza II LLC,
PL Signal Hill LP, PL Wayne LLC, PL Riverpark LP and PL Rancho LP, special purpose entities owned by DRA Advisors LLC, which has 85% ownership, and Kimco
Realty Corp., which has 15% ownership. The borrowers acquired the properties as part of a larger $1.2 billion acquisition of Price Legacy Corporation (by PL
Retail LLC, a joint venture between DRA Advisors LLC and Kimco Realty Corp).

DRA Advisors LLC is a New York-based registered investment advisor specializing in real estate investment management services for institutional and private investors, which includes pension funds, university endowments, foundations, and insurance companies. DRA Advisors LLC was founded in 1986 and currently manages approximately $3 billion in assets.

Kimco Realty Corp., a publicly-traded real estate investment trust ("REIT"), has specialized in shopping center acquisitions, development, and management for over 45 years. Kimco Realty Corp. owns and operates one of the nation's largest portfolios of neighborhood and community shopping centers, which are located throughout 42 states, Canada, and Mexico. The REIT currently has interests in 699 properties, comprising approximately 100 million square feet of leasable space.

THE PROPERTIES.

WILLOWBROOK PLAZA
-----------------

Willowbrook Plaza is a 348,063 square foot anchored retail center located along the south side of Willowbrook Boulevard, west of Route 23 in Wayne, New Jersey.
The property, constructed in 1980, is comprised of a one- and partial three-story building and is located on a 19.2 acre parcel of land. The combined interior leasable area is 438,738 square feet, although approximately 90,000 square feet is unleasable due to parking constraints. Leaseble square footage at the property is therefore 348,063 square feet. The three-story retail building is leased to two tenants: The Sports Authority, which occupies both the third story and 63% of the first floor, and Lackland Self-Storage, which occupies the second floor. The Sports Authority had 2003 sales of $277 per square foot. The two-story building consists of two tenants: Costco Wholesale ("Costco") and
Electronics Expo. Costco represents 42.3% of the property's total net rentable area. As of October 2004, the combined occupancy of the two buildings is 86.9%.

The property is located along a retail corridor with 1,050 feet of frontage along Willowbrook Boulevard. The area immediately surrounding and directly influencing Willowbrook Plaza consists of a mix of office and highway oriented retail, including the regional Willowbrook Mall and Wayne Towne Center Mall, located north of the property.

PRICE PLAZA
-----------

Price Plaza is a 154,750 square foot anchored community center located in the central business district of Signal Hill, California in the southwestern portion of Los Angeles County. The center was constructed in 1992 and is comprised of four buildings developed on a 14.9 acre parcel. The property is 99.4% occupied by fourteen tenants, including its two anchor tenants, Home Depot and PetSmart.
Home Depot reported 2003 sales of $639 per square foot. A freestanding Costco is located east of the property on an adjacent parcel. Although it is not part of the property securing the loan, Costco effectively serves as a shadow anchor for the center.

The property is located at the southwestern corner of the intersection of Cherry
Avenue and Willow Street, two major arterials in Signal Hill, and is afforded access and visibility from the roadway frontages. Storefront retail and office, freestanding retail stores, retail strip centers, fast food and local restaurants and apartments, generating daily traffic count surround the property.

MILLENIA PLAZA II
-----------------

Millenia Plaza II is a 154,453 square foot anchored retail center located in
Orlando, Florida. The center was constructed in 2003 and is comprised of two buildings located on a 14.0 acre parcel. As of December 2004, the property is
82.3% occupied by 17 tenants, of which the major tenants include Marshalls, Off
Broadway Shoes, Golfsmith, Petco and Pier 1 Imports.

The property is located at the north end of Millenia Boulevard, next to Conroy
Road's intersection with Interstate 4 in southern Orlando, which is in Orange
County. The property has regional access and exposure via Interstate 4 as well as the Florida Turnpike, which intersects with Interstate 4 a short distance south of the property. Access to Interstate 4 is provided by Conroy Road which is one of the major east/west arterials in the area.
-------------------------------------------------------------------------------

                                    17 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 DRA PORTFOLIO
--------------------------------------------------------------------------------

RIVER PARK CROSSING
-------------------

River Park Crossing is a 121,408 square foot anchored retail center located in
Fresno, California. The center was constructed in 1999 and is comprised of five buildings located on a 10.81 acre parcel of land. The property is 100% occupied by six tenants, including Bed, Bath & Beyond, SportsMart, Ross Stores and Pier 1
Imports. Both Bed, Bath & Beyond and Ross Stores are rated BBB by S&P while Pier
1 Imports is rated BBB-. The property is adjacent to Highway 41, the surrounding residential area, industrial and office properties and additional retail properties.

The property is located along North Blackstone Avenue, a major thoroughfare in
Fresno, which runs parallel to Highway 41, the main north/south corridor in
Fresno. Additionally, the California State University of Fresno's campus is located three miles from the property.

RANCHO SAN DIEGO
----------------

Rancho San Diego is a 98,580 square foot anchored retail center located in San
Diego, California. The center was constructed in 1990 and is comprised of four buildings located on a 10.35 acre parcel of land. The property is 100% occupied by 22 tenants, including its three anchor tenants, Ross Stores, Rite Aid, and
Petco. Reported sales for these anchor stores in 2003 were $328, $192, and $260 per square foot, respectively.

The property is located in the southern portion of San Diego County near the city of El Cajon, approximately sixteen miles east of downtown San Diego. The site is located on the north side of Jamacha Road, the main commercial arterial in the trade area.

CARMEL MOUNTAIN
---------------

Carmel Mountain is a 35,000 square foot shadow anchored retail center located in
San Diego, California. The center was constructed in 1993 and is comprised of four buildings located on 5.91 acres of land. The space is 100% occupied by six tenants. Its major tenants include Claim Jumper Restaurant, San Diego Credit
Union and McMillan Real Estate. The property is shadow anchored by Costco which shares a parking lot with the property.

The property is located at the northwest corner of Carmel Mountain Road and
Conference Way, east of Interstate 15. The property increased its overall accessibility when Route 56 recently opened near it, linking Interstate 15 and
Interstate 5. Carmel Mountain Road is a retail corridor that services the masterplanned residential neighborhoods in the trade area.

THE MARKETS(1).

WILLOWBROOK PLAZA
-----------------

The property is located in Wayne, New Jersey, and is considered a part of the
North New Jersey ("NNJ") market. The property is specifically located within the
Route 46 submarket. The Route 46 submarket is strategically located within the
North Jersey -- New York metropolitan area, less than twenty miles from mid-town
Manhattan. The property can be accessed via Interstate 80, Route 23 and US Route
46, all of which run in the immediate area.

The NNJ market is represented by a 2003 population of 3.3 million residents and average household income of $88,755. The 2003 population within a three mile radius of the property is 62,692 while average household income in the same area is $102,546. The Route 46 submarket, with 5.82 million square feet of retail space, makes up approximately 22% of all retail space in the NNJ market, while average occupancy in the submarket was 98% as of Third Quarter 2004. There are five retail properties including Willowbrook Mall located within one mile of the property and these properties report an average occupancy rate of 98%.

PRICE PLAZA
-----------

The property is located in Signal Hill, a city located in the southwestern portion of Los Angeles County. Los Angeles is the largest metro economy in
California and third largest in metropolitan economy in the nation. The Los
Angeles metropolitan area accounts for 3.4% of the U.S. Gross Domestic Product,
3.4% of the U.S. population and 3.1% of the U.S. total employment.

The property's market area is developed with a variety of uses including industrial, residential and commercial uses. Signal Hill can be accessed by a network of highways including Interstate 405 located one mile north of the property and the north/south Interstate 710 located two miles from the city, connecting it to downtown Los Angeles. The Port of Long Beach and Long Beach
Airport are both located six miles from the property. The current population within a five-mile radius of the property is 561,766 and average household income in the same area is $58,955. The average market occupancy rate was 97.1%
as of the Third Quarter 2004 and the property's submarket reported a occupancy rate of 98.3% The property's submarket reported positive absorption of 38,000 square feet in 2004 and an average rental rate of $23.04 per square foot.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the DRA property appraisals variously dated. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    18 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 DRA PORTFOLIO
--------------------------------------------------------------------------------

MILLENIA PLAZA II
-----------------

The property is located in Orange County, within the Orlando metropolitan area.
Over the past three decades, the Orlando market has consistently been one of the fastest growing metropolitan areas in the nation. It has long been known as a top tourist destination due primarily to the Walt Disney World and Universal
Studios theme parks. The property is strategically located between the Orlando central business district to the northeast and the theme parks, which are heavily concentrated in the areas to the southeast. The property backs up to
Interstate 4 and has visibility from the highway. On Interstate 4, south of the property, is the intersection of Interstate 4 and the Florida Turnpike.

The property's local area is comprised of a variety of commercial uses along the major thoroughfares with heavy residential concentrations in interior areas. The property is shadow anchored by a Super Target located immediately south. Located across from the property is Millenia Plaza Phase I, which is a 404,336 square foot retail center anchored by BJs Wholesale, Home Depot, Expo Design and Linens
'N Things. Although it competes with the property to a small degree, it serves as an additional draw to the area. The immediate area's traffic count is amplified by the Mall at Millenia, considered the highest end regional mall in the metro Orlando area, located just south of Conroy Road. The property, in conjunction with the Mall at Millenia and Millenia Plaza Phase I, form a retail hub serving the Orlando metropolitan area.

The 2003 population within a three mile radius is 107,336 and over 220,000 within a five mile radius. Average household income within the three and five mile radiuses is $42,865 and $55,132 respectively. The annual population growth has averaged 3.0% from 2000-2003. According to a third party market data service, market occupancy as of Third Quarter 2004 was 5.8% while the SE and SW
Orlando submarkets had occupancy rates of 9.5% and 6.8%, respectively. While there is on-going development of new retail centers in the submarket, the new development consists of smaller centers and outparcels that will not be directly competitive with the property.

RIVER PARK CROSSING
-------------------

The property is located in the Fresno metropolitan area, situated approximately midway between Los Angeles and San Francisco. The Fresno metropolitan area covers 5,978 square miles and is the 11th most populous county in the state with over 839,000 residents. The area's lower cost of living and availability of jobs has generated in-migration from larger metropolitan areas of California. The
Fresno metropolitan area has also benefits from its location within the central part of the state.

As of 2003, the population and average household income within a five mile radius of the property are 250,539 and $61,029, respectively. The property is located within a growing market that experienced average annual population growth of 1.7% between 2000 and 2003 and growth in average household income of
2.89% over the same period. The property is part of a retail hub in Fresno that contains approximately 1.4 million square feet of retail space. The average occupancy in the surrounding properties is 99%. The major retailers with a presence in the area include Lowes, Home Depot, Sam's Club, Target, Best Buy,
Sports Authority, Cost Plus and Borders. The current lease rates for anchor spaces range from $12.00 to $18.00 per square foot. In-line shop spaces range between $24.00 and $36.00 per square foot with outparcel or pad buildings $18.00 and $24.00 per square feet.

RANCHO SAN DIEGO
----------------

The property is located in the San Diego market near the City of El Cajon. El
Cajon is situated in the southern portion of San Diego County, approximately 16 miles east of downtown San Diego. The city encompasses 14 square miles and is surrounded by the communities of Santee, La Mesa, Lemon Grove, and unincorporated San Diego County. The city is the third largest city in San Diego
County and has a diverse commercial/industrial base and an economic base of
5,000 businesses.

While El Cajon has an average household income of approximately $50,664, household income within a three mile radius of the subject property is $83,756 with a population of 55,690 in the same area. The submarket has approximately
14.3 million square feet of retail space and according to a third party market data service had a Second Quarter 2004 vacancy rate of 2.5%. There are no new developments on-going in the vicinity of Rancho San Diego. Cushman & Wakefield estimates market rents of $25.00 per square foot for in-line tenants and $14.00 per square foot for anchor tenants.
-------------------------------------------------------------------------------

                                    19 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 DRA PORTFOLIO
--------------------------------------------------------------------------------

CARMEL MOUNTAIN
---------------

The property is located in the San Diego market and within the Carmel Mountain
Ranch community. The community consists of 12,000 residents and is bordered by
Rancho Bernardo, the cities of Poway, Sabre Springs, Escondido, San Marcos, and
Interstate 15, which together combine to form the Northeast submarket. The community has access to State Highway 56 and the Ted Williams Parkway. Carmel
Mountain Ranch is one of the newer communities in San Diego, with 97% of the housing stock constructed since 1980.

The current population within a three mile radius of the property, located just south of the Carmel Mountain Ranch, is 91,104 with an average household income of $90,576. Within the North East submarket, a third party market data service reports average occupancy of 99.0% as of Second Quarter 2004. C&W reports market rents at $35.00 per square foot for outparcel tenants and $30.00 per square foot for inline tenants.

PROPERTY MANAGEMENT. The properties are managed by Kimco Realty Corp., which has specialized in managing retail properties for over 45 years. Kimco Realty Corp.
owns and operates over 100 million square feet of leasable space.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                                                             CUMULATIVE
                 NUMBER     SQUARE                              % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
               OF LEASES     FEET      % OF GLA     BASE RENT      RENT         FEET        % OF GLA     BASE RENT    OF BASE RENT
      YEAR      EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 VACANT            NA       73,806        8.1%         NA           NA          73,806         8.1%          NA            NA
 2005 & MTM         6       13,534        1.5%       $300,453        2.3%       87,340         9.6%        $300,453         2.3%
 2006               5        7,926        0.9%        160,983        1.3%       95,266        10.4%        $461,435         3.6%
 2007               2        2,082        0.2%         54,372        0.4%       97,348        10.7%        $515,807         4.0%
 2008               9       23,443        2.6%        607,919        4.7%      120,791        13.2%      $1,123,727         8.8%
 2009              17      239,115       26.2%      3,871,384       30.2%      359,906        39.5%      $4,995,110        39.0%
 2010              10       92,267       10.1%      1,402,603       11.0%      452,173        49.6%      $6,397,713        50.0%
 2011               1        6,400        0.7%        215,398        1.7%      458,573        50.3%      $6,613,111        51.6%
 2012               3      118,098       12.9%      1,128,524        8.8%      576,671        63.2%      $7,741,635        60.5%
 2013               7      112,216       12.3%      1,754,211       13.7%      688,887        75.5%      $9,495,846        74.2%
 2014               6      184,375       20.2%      2,862,890       22.4%      873,262        95.7%     $12,358,736        96.5%
 2015               1        3,350        0.4%         78,400        0.6%      876,612        96.1%     $12,437,136        97.1%
 AFTER              2       35,642        3.9%        366,932        2.9%      912,254       100.0%     $12,804,068       100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL             69      912,254      100.0%    $12,804,068      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    20 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 DRA PORTFOLIO
--------------------------------------------------------------------------------

              [4 MAPS INDICATING LOCATION OF DRA PORTFOLIO OMITTED]

                                    21 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 DRA PORTFOLIO
--------------------------------------------------------------------------------

                     [SITE MAP OF WILLOWBROOK PLAZA OMITTED]

                        [SITE MAP OF PRICE PLAZA OMITTED]

                                    22 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 DRA PORTFOLIO
--------------------------------------------------------------------------------

                    [SITE MAP OF RIVER PARK CROSSING OMITTED]

                     [SITE MAP OF MILLENIA PLAZA II OMITTED]

                                    23 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 DRA PORTFOLIO
--------------------------------------------------------------------------------

                     [SITE MAP OF RANCHO SAN DIEGO OMITTED]

                      [SITE MAP OF CARMEL MOUNTAIN OMITTED]

                                    24 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    25 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                SOUTHRIDGE MALL
--------------------------------------------------------------------------------

                     [4 PHOTOS OF SOUTHRIDGE MALL OMITTED]

                                    26 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                SOUTHRIDGE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $124,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $124,000,000
 % OF POOL BY IPB:                     6.9%
 LOAN SELLER:                          JPMorgan Chase Bank, N.A.
 BORROWER:                             Southridge Limited Partnership
 SPONSOR:                              The Mills Corporation
 ORIGINATION DATE:                     03/07/05
 INTEREST RATE:                        5.233%
 INTEREST-ONLY PERIOD:                 84 Months
 MATURITY DATE:                        04/01/12
 AMORTIZATION TYPE:                    Interest-Only
 ORIGINAL AMORTIZATION:                NA
 REMAINING AMORTIZATION:               NA
 CALL PROTECTION:                      L(23),Def(58),O(3)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Cash Management Agreement
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 Permitted Pari Passu Debt or
                                       Mezzanine Debt(1)
 LOAN PURPOSE:                         Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                       INITIAL                MONTHLY
                                   ---------------------------------------------
 TAXES:                                       $0            Springing(3)
 INSURANCE:                                   $0            Springing(3)
 CAPEX:                                       $0            Springing(3)
 REQUIRED REPAIRS:                    Completion
                                     Guaranty(4)                      $0
 GUARANTY:                                    $0            Springing(5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Single Asset
 TITLE:                                Fee
 PROPERTY TYPE:                        Retail -- Regional Mall
 SQUARE FOOTAGE:                       617,139
 LOCATION:                             Greendale, WI
 YEAR BUILT/RENOVATED:                 1970/2004
 OCCUPANCY:                            84.2%
 OCCUPANCY DATE:                       01/31/05
 NUMBER OF TENANTS:                    129
 HISTORICAL NOI:
   2002:                               NA
   2003:                               $10,479,800
   TTM AS OF 12/31/04:                 $10,868,000
 UW REVENUES:                          $21,057,729
 UW EXPENSES:                          $8,813,527
 UW NOI:                               $12,244,202(2)
 UW NET CASH FLOW:                     $11,712,793
 APPRAISED VALUE:                      $179,500,000
 APPRAISAL DATE:                       01/04/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $201
 CUT-OFF DATE LTV:                     69.1%
 MATURITY DATE LTV:                    69.1%
 UW DSCR:                              1.78x
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      SIGNIFICANT TENANTS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   LEASE
                                                    MOODY'S/       SQUARE        % OF     BASE RENT      SALES   EXPIRATION
 TENANT NAME                 PARENT COMPANY          S&P(6)        FEET          GLA         PSF          PSF       YEAR
-------------------------------------------------------------------------------------------------------------------------------

 STEVE & BARRY'S(7)    Steve and Barry's              NA         104,565         16.9%     $  10.00        NA       2013
 KOHLS                 Kohl's, Corp.                 A3/A-        85,247         13.8%     $ 111.00      $258       2015
 LINENS `N THINGS(7)   Linen `N Things, Inc.          NA          28,887          4.7%     $ 180.00        NA       2015
 OLD NAVY              Gap Inc.                     Ba1/BBB-      20,632          3.3%     $ 204.00      $283       2007
 COST PLUS(7)          Cost Plus, Inc.                NA          17,904          2.9%     $ 216.00        NA       2015
-------------------------------------------------------------------------------------------------------------------------------

(1)  The borrower will be permitted to incur additional pari passu debt or mezzanine debt in the future subject to the satisfaction of various conditions including (i) the LTV for the combined debt will be no greater than the LTV at closing, and the DSCR for the combined debt will be no less than the DSCR at closing, (ii) the execution of intercreditor agreements satisfactory to the lender, and (iii) Rating Agency confirmation.

(2)  The difference between TTM 2004 NOI and UW NOI is attributable to the recent signing of three Anchor/Sub-Anchor tenant leases with Steve &
     Barry's, Linens 'N Things and Cost Plus. The three tenants are expected to take occupancy in mid-2005 and annual base rent attributable to the three tenants will be approximately $1,798,207. See Footnotes 5 and 7.

(3)  Monthly escrows for Taxes, Insurance and CapEx will be collected in the event the property's NOI falls below $10,625,064 or there is an event of default. Tax and Insurance escrow amounts will be as determined by lender and Monthly CapEx escrow will be $9,894.

(4)  A principal of borrower guaranteed completion of immediate repairs in lieu of $268,750.

(5)  The loan is structured with a springing guaranty from one of the principals of the borrower for each of the following: (a) a completion guaranty for all remaining construction work, tenant improvements, tenant improvement allowances and outstanding leasing commissions that springs into effect if the Steve & Barry's space is not accepted by the tenant on or before
     January 1, 2006 and (b) in the event that Steve & Barry's, Cost Plus and
     Linens 'N Things have not commenced paying full and unabated rent prior to
     May 1, 2006, a payment guaranty for an amount equal $945,614, as reduced by
     (i) $522,825 if Steve & Barry's has commenced paying rent, (ii) $216,653 if
     Cost Plus has commenced paying rent and (iii) $216,653 if Linens 'N Things has commenced paying rent.

(6)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(7)  Steve & Barry's, Cost Plus and Linens `N Things have executed long term leases scheduled to commence in mid-2005. The tenant spaces will be located in a former Younker's anchor space that is being redeveloped and subdivided into four tenant spaces, one of which remains unleased. The construction of the space is on-going and the three tenants are currently in various stages of fitting out their space.

                                    27 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                SOUTHRIDGE MALL
--------------------------------------------------------------------------------

THE LOAN. The Southridge Mall loan is secured by a first mortgage on a fee interest in a 1,228,311 square foot regional mall located in Greendale,
Wisconsin. The collateral consists of approximately 617,139 square feet.

THE BORROWER. The borrower is Southridge Limited Partnership, a special purpose entity. The key sponsor is The Mills Corporation, which used this loan to finance the purchase of a 100% interest in the property from a joint venture between Blackstone Real Estate Advisors and affiliates of Polaris Capital. The property is being acquired as part of a portfolio that also includes a regional mall in suburban Minneapolis. The portfolio is being acquired for a total consideration of approximately $452 million.

The Mills Corporation is a fully integrated, self-managed real estate investment trust that develops, acquires, operates and manages three types of retail and entertainment properties. The Arlington, Virginia based company has a portfolio of 39 retail and entertainment destinations totaling approximately 48 million square feet.

THE PROPERTY. Southridge Mall is a 1,228,311 square foot two-story, enclosed regional shopping mall located in Greendale, Wisconsin. The property is situated on a 105.3 acre site and is the largest regional mall in Wisconsin. The collateral consists of 617,139 square feet of in-line and anchor space situated on 47.9 acres. The property was originally developed in 1970 and subsequently expanded in 1988. The property underwent a $2.8 million renovation that was completed in late 2004. The renovation updated the mall's common areas, food court and exterior facade and also added a new children's play area. In addition, the project involved the redevelopment of a vacant former anchor space. The space is being renovated and reconfigured into four tenant spaces that will total 198,145 square feet. Three of the spaces have been leased to
Steve & Barry's, Cost Plus and Linens `N Things. The new tenants are expected to take occupancy by mid-2005.

The mall is anchored by Sears, Boston Store, JCPenney, and Kohls. Sears, Boston
Store, and JCPenney own their own parcels and improvements and as such do not serve as collateral for the loan, except with regard to common area maintenance contributions. Mall shop space consists of approximately 114 specialty retailers and 11 food and beverage outlets that together comprise 418,994 square feet. As of January 2005, the mall's in-line space is approximately 86.7% occupied.
Comparable sales per square foot for in-line tenants in 2002, 2003 and trailing twelve months through November 2004 have averaged $355, $362 and $360 per square foot, respectively.

THE MARKET(1). The property is located in the Village of Greendale, a southwest suburb of the City of Milwaukee. Greendale is a largely residential city that is a bedroom community for urban Milwaukee. The boundaries of the immediate area are Interstate 894 to the north, 27th street to the east, 108th street to the west, and Rawson Avenue to the south. The property has frontage and access off of 76th Street which is a major north-south arterial in the area. 76th Street intersects with Interstate 894 one and a half miles north of the property.
Interstate 894 is a major regional arterial that provides access to other parts of the metropolitan area including the central business district of Milwaukee which is located approximately 10 miles northeast of the property.

The Milwaukee metropolitan area had a 2003 population of 1,512,416 and average household income of $66,188. The property's primary trade area is considered to have a radius of five miles around the property with the secondary trade area extending out seven miles. Population for the primary trade areas in 2003 was
243,163, with an average household income of $60,706. The property is a regional mall serving Milwaukee's southern suburbs and has access to major arterials serving other destinations in the region. There are a variety of retail centers in the immediate area including big-box centers, strip centers and other uses that provide some level of competition to the property. Southridge Mall's direct competition in the metropolitan area consists of three regional malls that are located between 12.5 and 21 miles from the property. The closest of these malls and most competitive to the property is Mayfair Mall, which is a recently redeveloped mall that primarily serves Milwaukee's western suburbs. There are no regional malls under development in the metropolitan area at the present time.

PROPERTY MANAGEMENT. The property will be managed by Management Associates
Limited Partnership, an affiliate of The Mills Corporation.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Southridge Mall appraisal dated
     01/04/05. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    28 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                SOUTHRIDGE MALL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                NUMBER                                                       CUMULATIVE                                CUMULATIVE
                  OF       SQUARE                              % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE    % OF BASE
                LEASES      FEET      % OF GLA     BASE RENT      RENT          FEET        % OF GLA     BASE RENT       RENT
      YEAR     EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 VACANT            NA      97,376       15.8%         NA             NA        97,376         15.8%          NA              NA
 2005 & MTM        32      26,767        4.3%    $ 1,322,073       12.0%      124,143         20.1%     $ 1,322,073       12.0%
 2006              19      46,699        7.6%      1,350,482       12.3%      170,842         27.7%     $ 2,672,555       24.2%
 2007               9      41,321        6.7%        866,627        7.9%      212,163         34.4%     $ 3,539,182       32.1%
 2008               8      16,013        2.6%        694,234        6.3%      228,176         37.0%     $ 4,233,416       38.4%
 2009              11      34,331        5.6%      1,084,908        9.8%      262,507         42.5%     $ 5,318,324       48.2%
 2010              11      29,858        4.8%        995,969        9.0%      292,365         47.4%     $ 6,314,293       57.3%
 2011              13      21,448        3.5%        933,509        8.5%      313,813         50.8%     $ 7,247,802       65.7%
 2012              11      23,337        3.8%        775,707        7.0%      337,150         54.6%     $ 8,023,508       72.8%
 2013               7     131,336       21.3%        883,145        8.0%      468,486         75.9%     $ 8,906,653       80.8%
 2014               4      16,615        2.7%        520,611        4.7%      485,101         78.6%     $ 9,427,264       85.5%
 2015               3     132,038       21.4%      1,544,112       14.0%      617,139        100.0%     $10,971,376       99.5%
 AFTER              1           0        0.0%         52,084        0.5%      617,139        100.0%     $11,023,460      100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL            129     617,139      100.0%    $11,023,460      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    29 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                SOUTHRIDGE MALL
--------------------------------------------------------------------------------

 [MAP OF GREATER MILWAUKEE AREA INDICATING LOCATION OF SOUTHRIDGE MALL OMITTED]

                                    30 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                SOUTHRIDGE MALL
--------------------------------------------------------------------------------

                      [SOUTHRIDGE MALL PLAZA MAP OMITTED]

                                    31 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                            AIRPORT INDUSTRIAL PARK
--------------------------------------------------------------------------------

                  [3 PHOTOS OF AIRPORT INDUSTRIAL PARK OMITTED]

                                    32 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                            AIRPORT INDUSTRIAL PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $110,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $110,000,000
 % OF POOL BY IPB:                     6.1%
 LOAN SELLER:                          JPMorgan Chase Bank, N.A.
 BORROWER:                             AIPA Properties, L.L.C.
 SPONSOR:                              Robert M. Hadley
 ORIGINATION DATE:                     12/13/04
 INTEREST RATE:                        5.5600%
 INTEREST-ONLY PERIOD:                 24 Months
 MATURITY DATE:                        01/01/20
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 Months
 REMAINING AMORTIZATION:               360 Months
 CALL PROTECTION:                      L(24),Def(150),O(4)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Cash Management Agreement
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 NA
 LOAN PURPOSE:                         Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                            INITIAL              MONTHLY
                                      ------------------------------------------
 TAXES:                                      $312,626              $52,104
 INSURANCE:                                  $304,805              $25,400
 CAPEX:                                            $0               $6,833
 TILC                                              $0         Springing(1)
 EXPANSION RESERVE:                      $7,166,651(2)                  $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Single Asset
 TITLE:                                Leasehold
 PROPERTY TYPE:                        Industrial -- Flex
 SQUARE FOOTAGE:                       826,390
 LOCATION:                             Honolulu, HI
 YEAR BUILT/RENOVATED:                 1988/1991
 OCCUPANCY:                            98.0%
 OCCUPANCY DATE:                       02/11/05
 NUMBER OF TENANTS:                    111
 HISTORICAL NOI:
   2002:                               $9,132,929
   2003:                               $9,813,572
   TTM AS OF 10/31/04:                 $9,619,599
 UW REVENUES:                          $17,425,950
 UW EXPENSES:                          $6,385,147
 UW NOI:                               $11,040,804
 UW NET CASH FLOW:                     $10,148,535
 APPRAISED VALUE:                      $158,700,000
 APPRAISAL DATE:                       11/11/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $133
 CUT-OFF DATE LTV:                     69.3%
 MATURITY DATE LTV:                    53.2%
 UW DSCR:                              1.35x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            SIGNIFICANT TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       LEASE
 TENANT NAME              PARENT COMPANY             MOODY'S/S&P(3)   SQUARE FEET    % OF GLA   BASE RENT PSF     EXPIRATION YEAR
------------------------------------------------------------------------------------------------------------------------------------

 DFS HAWAII               DFS Group, LP                    NA           160,117         19.4%         $6.48               2015
 HAWAIIAN AIRLINES(4)     Hawaiian Holdings, Inc.          NA           107,187         13.0%        $24.43               2016
 MAZDA MOTOR OF AMERICA   Ford Motor Company            Baa1/BBB-        43,947          5.3%         $5.66               2006
 ANDERSON NEWS            Anderson News Company            NA            40,794          4.9%        $11.81               2006
 GSA -- HONOLULU ECF      Global Sports Alliance           NA            26,356          3.2%        $17.70               2015
------------------------------------------------------------------------------------------------------------------------------------

(1)  Monthly escrows of $45,500 for TILC will be collected if the DSCR for the trailing 12 months falls below 1.10x.

(2)  At closing, lender escrowed $7,166,651 relating to an expansion that is currently underway at Phase II of the property that will add 54,967 square feet of leasable space to the top level of the property. The expansion is expected to be complete by mid-2005. The amount escrowed represents 110% of the budgeted construction costs.

(3)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(4)  Hawaiian Airlines filed for bankruptcy protection in 2003. The airline has not emerged from bankruptcy and recently amended its lease at the property that commits it to the property through 2016.

                                    33 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                            AIRPORT INDUSTRIAL PARK
--------------------------------------------------------------------------------

THE LOAN. The Airport Industrial Park loan is secured by a leasehold interest in an 826,390 square foot multi-level warehouse and office complex located in
Honolulu, Hawaii.

THE BORROWER. The borrower is AIPA Properties, L.L.C., a special purpose entity whose managing member is AIPA Corporation. The main principals of AIPA
Properties are Pacific Building Corporation ("PBC") and Robert Hadley. Mr.
Hadley is the key principal of PBC and is also the non-recourse carveout guarantor for the loan.

PBC is the property's original developer and is a full-service real estate company that has developed, owned and managed over 2.5 million square feet of office, industrial, multifamily and hotel properties.

THE PROPERTY. Airport Industrial Park is a multi-level warehouse and office complex totaling 826,390 square feet located in Honolulu, Oahu Island, Hawaii.
The property is situated on a 10.7 acre site immediately adjacent to the
Honolulu International Airport and was built in two phases. Phase I was completed in 1988 and is a three-story facility that contains approximately
353,593 square feet of leasable space. Phase II was completed in 1991 and is a four-story facility that contains approximately 472,730 square feet. Of the property's leasable area, approximately 50% is office space, 35% is warehouse space and 15% is open space. The property's open space is primarily used by tenants for parking company vehicles and accounts for approximately 3% of the total rental income. All of the tenants with open space also have enclosed space at the property. The property contains a total of 1,834 parking spaces with parking spaces available on every level allowing tenants to drive and park on the same level. The property is in good condition and the borrower has invested approximately $4.3 million in capital improvements at the property since 2001.
The property is currently undergoing an expansion that will add approximately
54,967 square feet to the top level of Phase II and is expected to be completed by mid-2005. The space will consist of both enclosed and open space. At closing, the lender escrowed 110% of the budgeted expansion cost or $7,166,651.

Airport Industrial Park currently is 98.0% occupied by approximately 111 tenants. The average occupancy at the property since 2001 is approximately 94.2%
and the 2003 and trailing 12 average occupancy levels exceeded 95%. DFS Hawaii,
Hawaiian Airlines and Mazda Motor of America are the three largest tenants and collectively occupy 37.7% of the leasable area. Hawaiian Airlines recently executed a lease amendment that commits it to approximately 107,187 square feet at the property through 2016. The average in-place rent at the property is
$13.08 per square foot, with rents for warehouse/distribution space generally ranging from $6.00 per square foot to $16.00 per square foot and office rents ranging from $13.00 per square foot to $23.00 per square foot. Open space rents average approximately $3.00 per square foot.

The loan is secured by a long term ground lease that expires on 12/31/2045.
Increases in ground rent over a 1995 base year are reimbursed by tenants.
Annual ground rent is $1,305,690 through 12/31/2015 after which it will be reset at a level mutually agreed to by the lessor and lessee or by an arbitrator to the extent an agreement cannot be reached.

THE MARKET.(1) Airport Industrial Park is located on the southern shore of Oahu
Island, Hawaii, immediately north of the Honolulu International Airport and three miles west of downtown Honolulu. The property is located in the
Airport/Manpunapuna submarket, a Zone 1 Freight Tariff designated submarket.
This designation is given to markets in close proximity to the airport and
Honolulu Harbor. The property is one of the largest industrial-commercial properties in the submarket and can cater to large space users seeking the property's central location. The submarket is predominantly developed with industrial and mixed-use properties, many of these properties are older than the property and are of metal construction. The property has access to other parts of the island via the H1 Freeway and the Nimitiz Highway that are located north of the property.

As of the Second Quarter 2004, the submarket had 8.12 million square feet of industrial/flex space and an average vacancy rate of 2.1%. The average rental rate was $9.60 per square foot on a triple net basis. The overall Oahu industrial market reported a vacancy rate of 2.3% and net absorption of 151,570 square feet in the same period. Rental rates have experienced double digit growth rates over the last several quarters given the favorable market conditions and strong tenant demand. The most competitive submarkets to the property are other Zone 1 Tariff Freight designated areas, including the Kakaako and Kalihi/Iwilei/Waiakamilo/Sand Island submarkets. Both submarkets report vacancy rates between 2% and 2.5%. Similar to the Airport/Manpunapuna submarket, there is minimal developable land in the competitive submarkets and the majority of properties are also subject to ground leases.

PROPERTY MANAGEMENT. The property is managed by PBC, an affiliate of the borrower. In addition to the property, PBC currently manages an airport hotel site, a 1,200 unit time-share property and a 510 room resort property.
--------------------------------------------------------------------------------
(1)  Certain information was obtained from the Airport Industrial Park appraisal dated 11/11/04. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    34 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                            AIRPORT INDUSTRIAL PARK
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
                NUMBER                                                       CUMULATIVE                               CUMULATIVE
                  OF        SQUARE                              % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE   % OF BASE
                LEASES      FEET      % OF GLA     BASE RENT      RENT          FEET        % OF GLA     BASE RENT       RENT
      YEAR     EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT             NA     16,210        2.0%         NA           NA          16,210          2.0%         NA             NA
 2005 & MTM         31     65,429        7.9%    $ 1,033,460        9.6%       81,639          9.9%    $ 1,033,460         9.6%
 2006               24    141,419       17.1%      1,581,609       14.6%      223,058         27.0%    $ 2,615,069        24.2%
 2007               25    131,522       15.9%      1,719,214       15.9%      354,580         42.9%    $ 4,334,283        40.1%
 2008               11     59,995        7.3%        893,239        8.3%      414,575         50.2%    $ 5,227,522        48.4%
 2009               13     42,071        5.1%        545,949        5.1%      456,646         55.3%    $ 5,773,471        53.4%
 2010                4     25,457        3.1%        429,380        4.0%      482,103         58.3%    $ 6,202,851        57.4%
 2011                2     18,277        2.2%        175,115        1.6%      500,380         60.6%    $ 6,377,965        59.0%
 2012                1      1,499        0.2%         24,712        0.2%      501,879         60.7%    $ 6,402,678        59.2%
 2013                1      9,351        1.1%         63,786        0.6%      511,230         61.9%    $ 6,466,464        59.8%
 2014                1         88        0.0%         12,000        0.1%      511,318         61.9%    $ 6,478,464        59.9%
 2015                4    207,885       25.2%      1,710,805       15.8%      719,203         87.0%    $ 8,189,269        75.8%
 AFTER               1    107,187       13.0%      2,618,390       24.2%      826,390        100.0%    $10,807,659       100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL             118    826,390      100.0%    $10,807,659      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    35 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                            AIRPORT INDUSTRIAL PARK
--------------------------------------------------------------------------------

  [MAP OF GREATER HONOLULU AREA INDICATING LOCATION OF AIRPORT INDUSTRIAL PARK
                                    OMITTED]

                                    36 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    37 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                               PALM SPRINGS MILE
--------------------------------------------------------------------------------

                     [3 PHOTOS OF PALM SPRINGS MILE OMITTED]

                                    38 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                               PALM SPRINGS MILE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $107,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $107,000,000
 % OF POOL BY IPB:                     5.9%
 LOAN SELLER:                          CIBC Inc.
 BORROWER:                             Palm Springs Mile Associates, Ltd.
 SPONSOR:                              Philip Pilevsky
 ORIGINATION DATE:                     02/15/05
 INTEREST RATE:                        5.9400%
 INTEREST-ONLY PERIOD:                 NA
 MATURITY DATE:                        03/01/15
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 Months
 REMAINING AMORTIZATION:               360 Months
 CALL PROTECTION:                      L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Cash Management Agreement
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 NA
 LOAN PURPOSE:                         Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                           INITIAL               MONTHLY
                                        ----------------------------------------
 TAXES:                                     $569,014               $189,671
 INSURANCE:                                 $573,931                $68,167
 CAP EX:                                     $21,031             $21,031(1)
 REQUIRED REPAIRS:                           $73,125                     $0
 TILC:                                       $55,000             $55,000(2)
 STAPLES RESERVE:                      $2,670,576(3)                     $0
 HOLDBACK RESERVE:                       $980,844(4)                     $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Portfolio
 TITLE:                                Fee
 PROPERTY TYPE:                        Retail -- Anchored
 SQUARE FOOTAGE:                       1,176,383
 LOCATION:                             Hialeah, FL
 YEAR BUILT/RENOVATED:                 Various
 OCCUPANCY:                            89.4%
 OCCUPANCY DATE:                       12/16/04
 NUMBER OF TENANTS:                    161
 HISTORICAL NOI:
   2002:                               $11,111,286
   2003:                               $11,831,235
   TTM AS OF 09/30/04:                 $11,935,437
 UW REVENUES:                          $17,747,103
 UW EXPENSES:                          $5,964,725
 UW NOI:                               $11,782,378
 UW NET CASH FLOW:                     $10,903,396
 APPRAISED VALUE:                      $168,000,000
 APPRAISAL DATE:                       Various
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $91
 CUT-OFF DATE LTV:                     63.7%
 MATURITY DATE LTV:                    53.9%
 UW DSCR:                              1.43x
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                   PROPERTY SUMMARY
---------------------------------------------------------------------------------------
                                      ALLOCATED
                                        LOAN                         YEAR      SQUARE
             PROPERTY NAME             BALANCE      YEAR BUILT   RENOVATED      FEET
---------------------------------------------------------------------------------------

 PHASE I (MALL ON THE MILE)        $ 37,000,000        1958          1995      577,109
 PHASE II (PALM SPRINGS VILLAGE)   $ 33,000,000        1959          2005      317,169
 PHASE III (PHILIPS PLAZA)         $ 15,000,000        1961          2001      109,390
 PHASE IV (SHOPPES AT 49TH)        $ 22,000,000        1959          2001      172,715
---------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE            $107,000,000                              1,176,383
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                        APPRAISED
             PROPERTY NAME           OCCUPANCY                TOP TENANTS                 VALUE
--------------------------------------------------------------------------------------------------------

 PHASE I (MALL ON THE MILE)             85.8%   Publix Supermarkets, Burlington      $ 60,800,000
                                                Coat Factory, Toys R' Us, Office
                                                Depot, Circuit City
 PHASE II (PALM SPRINGS VILLAGE)        93.1%   Ross Stores, T.J. Maxx, Winn-Dixie   $ 49,500,000
 PHASE III (PHILIPS PLAZA)              96.0%   Ideal Corp., David's Bridal, Men's     $57,700,000(5)
                                                Warehouse
 PHASE IV (SHOPPES AT 49TH)             90.7%   Party City                             $57,700,000(5)
--------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE                 89.4%                                        $ 168,000,000
--------------------------------------------------------------------------------------------------------

(1)  Capped at $750,000; the cap will be reduced to $400,000 and the excess disbursed to borrower if borrower demonstrates by the 4th anniversary of closing that certain roofs have a remaining useful life at least as long as the loan term, or borrower completes certain projected repairs to such roofs.

(2)  The borrower is required to make monthly deposits of $55,000
     ($660,000/year) into a TILC reserve account, capped at $1,100,000. In the event that at least two (or, in certain circumstances, more) of the following tenants vacate the center or go "dark" (Muvico, Publix, Toys R'
     Us, Office Depot, Circuit City, Burlington Coat Factory), then unless some or all of the portion of the property formerly occupied by Mervyn's is leased to, and occupied by, a tenant at rental sufficient to offset a specified amount of the lost rent from such vacant or dark tenants, the monthly TILC reserve will increase to either $155,000 or $205,000, based on conditions more fully specified in the loan documents. Monthly TILC collections will be reduced upon the satisfaction of certain rental increases and/or re-leasing conditions more fully specified in the loan documents. In the event that four of the above tenants vacate or go "dark"
     (and unless certain rental income is being generated by a tenant operating in the former Mervyn's space as referenced above), the lender will institute cash management and take control of the revenues deposited in the lock box, applying and releasing such funds as specified in the loan documents; furthermore, all net cash flow (determined as set forth in the loan documents) will be held by the lender and deposited in a reserve as security for the loan. Such excess cash flow sweep will cease, and the funds held therein will be returned to the borrower, upon the first to occur of (a) certain re-leasing occurs such that specified rental income levels are achieved, as more fully set forth in the loan documents, or (b)
     the TILC reserve balance reaches $6.0 million.

(3)  At closing, the borrower deposited $2,670,576 to be held in escrow until such time that Staples signs its lease, at which time the balance of the reserve will be reduced to $323,290, which represents one year of Staples'
     rental payments and expense reimbursements. All funds will be remitted to the borrower when Staples takes occupancy and delivers an estoppel to the lender.

(4)  At closing, the borrower deposited $980,844 to be held in escrow until 7 tenants comprising 3.3% of the NRA (Washington Mutual - $203,156; MovieStop
     - $157,884; Coral Springs (expansion) - $178,493; Anna's Linens - $171,479;
     Francis Designs - $98,304; Check Cashing USA - $150,516; and Buy & Sell --
     $21,012) take occupancy of their respective spaces. The initial reserve balance is equivalent to one year of rental payments and expense reimbursements associated with the above tenants.

(5)  Combined value for Phase III and IV of the Palm Springs Mile.

                                    39 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                               PALM SPRINGS MILE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         LEASE
                                                          MOODY'S/    SQUARE                BASE RENT                 EXPIRATION
     TENANT NAME               PARENT COMPANY              S&P(1)      FEET     % OF GLA       PSF       SALES PSF(2)    YEAR
----------------------------------------------------------------------------------------------------------------------------------

 BURLINGTON COAT FACTORY   Burlington Coat Factory           NA      128,048      10.9%     $  4.00         $101         2012
                           Warehouse Corporation
 WINN-DIXIE                Winn-Dixie Stores, Inc.         Caa3/D     53,820       4.6%     $  9.09         $374         2016
 TOYS R' US                Toys R' Us, Inc.                Ba2/BB     43,319       3.7%     $  5.05         $262         2008
 MUVICO THEATERS           NA                                NA       39,214       3.3%     $  8.00         NAP          2005
 T.J. MAXX                 TJX Corporation                  A3/A      35,000       3.0%     $ 10.65         $141         2009
 CIRCUIT CITY              Circuit City Stores, Inc.        A3/A      32,500       2.8%     $ 13.69          NA          2009
 ROSS STORES               Ross Stores, Inc.               NA/BBB     30,936       2.6%     $ 10.00         $276         2012
 PUBLIX SUPERMARKETS       Publix Super Markets, Inc.       A3/A      25,000       2.1%     $ 13.00         $552         2006
 STAPLES(3)                Staples, Inc.                  Ba2/BBB     24,430       2.1%     $  9.00          NA          2015
----------------------------------------------------------------------------------------------------------------------------------

THE LOAN. The Palm Springs Mile loan is secured by the fee interest in a
4-property, 1,176,383 square foot anchored retail portfolio
located in Hialeah, Florida.

THE BORROWER. Palm Springs Mile Associates, Ltd. is a single asset entity owned by Philip Pilevsky and members of his family. Mr. Pilevsky owns an 83.33%
interest, with the remaining 16.67% being owned by various members of his family. Mr. Pilevsky has over 30 years of commercial real estate experience including development, leasing, management, operation, acquisition and disposition. Mr. Pilevsky has equity interests in 24 retail properties
(approximately 3.0 million square feet), 9 office buildings (approximately 1.3 million square feet) and 2 hotels (454 rooms). Mr. Pilevsky has owned the property since the early 1980's.

THE PROPERTY. Palm Springs Mile is comprised of a 34-building anchored retail development that encompasses 1,176,383 square feet across four phases situated on 4 land parcels totaling approximately 83.4 acres in Hialeah, Florida. The property is 89.4% leased by 161 tenants, 49% of which have been in occupancy at the property since 1998 or earlier. Anchor tenants including Ross Stores, T.J.
Maxx, Burlington Coat Factory, Toys R' Us, Circuit City, Publix Supermarkets,
Winn-Dixie and Walgreen's lease 30.8% of the net rentable area. The property is located in an infill location in Hialeah, FL, along West 49th Street, a thoroughfare in Hialeah, east of the Palmetto Expressway (SR 826).

PHASE I (MALL ON THE MILE)
--------------------------

Mall on the Mile is comprised of 8 buildings encompassing 577,109 square feet situated on a 37.7-acre land parcel on the south side of
West 49th Street. Phase I is 85.8% leased by 46 tenants and is anchored by
Burlington Coat Factory (128,048 sf, 2003 sales of $101/
sf), Toys R' Us (43,319 sf, 2003 sales of $262/sf), Office Depot (32,711 sf),
Circuit City (32,500 sf), Publix (25,000 sf, 2004 sales of $552/
sf), and Walgreen's (13,056 sf, 2003 sales of $452/sf).

PHASE II (PALM SPRINGS VILLAGE)
-------------------------------

Palm Springs Village is comprised of 7 buildings encompassing 317,169 square feet situated on a 22.4-acre land parcel on the north side of West 49th street.
Phase II is 93.1% leased by 52 tenants and is anchored by Winn-Dixie (53,820 sf, 2003 sales of $374/sf), T.J. Maxx (35,000 sf, 2003 sales of $141/sf) and
Ross Stores (30,936 sf, 2003 sales of $276/sf).

PHASE III (PHILIPS PLAZA)
-------------------------

Philips Plaza is comprised of 3 buildings encompassing 109,390 square feet on the southeast corner of West 49th Street and West 12th Avenue. Phase III is
96.0% leased by 16 tenants and is anchored by Ideal Corp. (36,000 sf, 2003 sales of $183/sf) and includes one ground leased pad occupied by a Denny's restaurant.

PHASE IV (SHOPPES AT 49TH)
--------------------------

The Shoppes at 49th is comprised of 16 buildings encompassing 172,715 square feet situated along West 49th Street from West 6th
Avenue to West 12th Avenue. Phase IV is 90.7% leased by 47 tenants.

At closing, a cash management agreement was executed whereby all property revenues are deposited into a hard lock box. Unless certain events occur as specified in the loan documents (including, without limitation, the occurrence of an "Event of Default" with respect to the loan), revenues deposited in the lock box are transferred automatically to an account under the control of the borrower. Upon the occurrence of such specified events, however, the lender (or servicer acting on its behalf) will apply all funds deposited in the lock box each month in accordance with the priorities set forth in the cash management agreement.

There are no releases of individual properties permitted under the loan documents.

(1)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2)  Sales per square foot figures provided are based on 2003 store sales with the exception of sales for Publix Supermarkets, which are based on 2004 store sales.

(3)  Staples signed a letter of intent for 24,430 square feet for a lease term of 10 years at a rental rate of $9.00/sf. At closing, the lender held back
     $2,670,576 in loan proceeds associated with the tenant's rent and reimbursement income.

                                    40 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                               PALM SPRINGS MILE
--------------------------------------------------------------------------------

RESERVES
--------

The borrower is required to make monthly deposits of $55,000 ($660,000/year)
into a TI/LC reserve account, capped at $1,100,000. In the event that at least two (or, in certain circumstances, more) of the following tenants vacate the center or go "dark" (Muvico, Publix, Toys R' Us, Office Depot, Circuit City,
Burlington Coat Factory), then unless some or all of the portion of the property formerly occupied by Mervyn's is leased to, and occupied by, a tenant at a rental rate sufficient to offset a specified amount of the lost rent from such vacant or dark tenants, the monthly TI/LC reserve will increase to either
$155,000 or $205,000, based on conditions more fully specified in the loan documents. Monthly TI/LC collections will be reduced upon the satisfaction of certain rental increase and/or re-leasing conditions more fully specified in the loan documents. In the event that four of the above tenants vacate or go "dark"
(and unless certain rental income is being generated by a tenant operating in the former Mervyn's space as referenced above), the lender will institute cash management and take control of the revenues deposited in the lock box, applying and releasing such funds as specified in the loan documents; furthermore, all net cash flow (determined as set forth in the loan documents) will be held by the lender and deposited in a reserve as security for the loan. Such excess cash flow sweep will cease, and the funds held therein will be returned to the borrower, upon the first to occur of (a) certain re-leasing occurs such that specified rental income levels are achieved, as more fully set forth in the loan documents, or (b) the TI/LC reserve balance reaches $6.0 million.

At closing, the borrower deposited $2,670,576 to be held in escrow until such time that Staples signs its lease, at which time the balance of the reserve will be reduced to $323,290, which represents one year of Staples' rental payments and expense reimbursements. All funds will be remitted to the borrower when
Staples takes occupancy and delivers a clean estoppel to the lender.

At closing, the borrower deposited moneys to be held in escrow until 7 tenants comprising 3.3% of the NRA take occupancy of their respective spaces; the tenants, and amounts, are: Washington Mutual - $203,156; MovieStop - $157,884;
Coral Springs (expansion) - $178,493; Anna's Linens - $171,479; Francis Designs
- $98,304; Check Cashing USA -$150,516; and Buy & Sell -- $21,012. The initial reserve balance with respect to each tenant is equivalent to one year of rental payments and expense reimbursements associated with its lease.

The lender will institute an all-excess cash flow sweep in the event that the
DSCR falls below 1.15x for two consecutive quarters. Funds
will be remitted to the borrower when the DSCR remains above 1.15x for two consecutive quarters.

THE MARKET(1). The property is located in South Florida, which consists of
Miami-Dade, Broward and Palm Beach counties, encompassing more than 5,700 square miles and as of year-end 2003 had a population of approximately 5.3 million with a median household income of $44,600. South Florida's economy has concentrations in international finance, tourism and manufacturing. The population in South
Florida is forecasted to increase by 1.7% over the next five years.

The property is located along West 49th Street, east of the Palmetto Expressway
(SR 826), within the City of Hialeah, Miami-Dade County, Florida. The property has frontage along West 49th street, which is an east/west thoroughfare. The property's neighborhood, the land pattern of which centers around West 49th
Street, is primarily comprised of single-family developments and commercial/institutional/ office uses. The property's adjacent land uses include retail properties to the west and residential developments to the east, north and south.

As of year-end 2003 the population within a 1, 3 and 5- mile radius of the property was 28,845, 230,455 and 463,376, respectively. The median household income within the same radii was $42,083, $31,544 and $34,012, respectively.

According to a third-party market data service, the property is located in the
Miami-Dade retail market, which, as of year-end 2004 had a total retail inventory of approximately 20,936,000 square feet, a 1.4% increase over the previous year, and a positive net absorption of 242,000 square feet. The
Miami-Dade retail market exhibited a vacancy rate of 4.7% and an average effective rent of $19.38/ sf, a 5.4% increase over the previous year. The property is further located in the Opa-Locka/Hialeah submarket, which contains a total retail inventory of 42 properties comprising approximately 3,554,000 square feet (17.6% of market inventory). As of year-end 2004 the
Opa-Locka/Hialeah retail submarket exhibited a vacancy rate of 4.6% and an average effect rent of $16.06/sf, a 3.3% increase over the previous year.

PROPERTY MANAGEMENT. The property is managed by Philips International Holding
Corp. an affiliate of the borrower.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Palm Springs Mile appraisals dated 09/24/04 for Phases III and IV and 12/21/04 for Phases I and II. The
     appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

                                    41 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                               PALM SPRINGS MILE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             PALM SPRINGS MILE LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                NUMBER                                                        CUMULATIVE                                CUMULATIVE
                  OF         SQUARE       % OF                   % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE    % OF BASE
                LEASES       FEET         GLA       BASE RENT      RENT          FEET        % OF GLA     BASE RENT       RENT
   YEAR        EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 VACANT          NA         124,393       10.6%        NA           NA          124,393        10.6%          NA           NA
 2005 & MTM      25          80,458        6.8%   $ 1,013,534        7.7%       204,851        17.4%     $ 1,013,534        7.7%
 2006            17          70,225        6.0%     1,146,173        8.7%       275,076        23.4%     $ 2,159,707       16.3%
 2007            24          68,154        5.8%     1,112,858        8.4%       343,230        29.2%     $ 3,272,565       24.8%
 2008            26          98,205        8.3%     1,278,157        9.7%       441,435        37.5%     $ 4,550,722       34.4%
 2009            26         193,349       16.4%     2,842,330       21.5%       634,784        54.0%     $ 7,393,052       56.0%
 2010            18         124,938       10.6%     1,978,493       15.0%       759,722        64.6%     $ 9,371,545       70.9%
 2011             6          21,127        1.8%       316,322        2.4%       780,849        66.4%     $ 9,687,867       73.3%
 2012             5         178,830       15.2%     1,061,518        8.0%       959,679        81.6%     $10,749,385       81.4%
 2013             0               0        0.0%             0        0.0%       959,679        81.6%     $10,749,385       81.4%
 2014             2           9,600        0.8%       205,400        1.6%       969,279        82.4%     $10,954,785       82.9%
 2015             4          37,470        3.2%       381,326        2.9%     1,006,749        85.6%     $11,336,111       85.8%
 AFTER            8         169,634       14.4%     1,874,141       14.2%     1,176,383       100.0%     $13,210,252      100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL           161      1,176,383      100.0%   $13,210,252      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    42 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                               PALM SPRINGS MILE
--------------------------------------------------------------------------------

  [MAP OF GREATER MIAMI AREA INDICATING LOCATION OF PALM SPRINGS MILE OMITTED]

                                    43 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                               PALM SPRINGS MILE
--------------------------------------------------------------------------------

                    [SITE PLAN OF PALM SPRINGS MILE OMITTED]

                                    44 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    45 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                           MEMORIAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                 [2 PHOTOS OF MEMORIAL OFFICE PORTFOLIO OMITTED]

                                    46 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                           MEMORIAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $80,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $80,000,000
 % OF POOL BY IPB:                     4.4%
 SHADOW RATING (M/S):                  Baa3/BBB-
 LOAN SELLER:                          JPMorgan Chase Bank, N.A.
 BORROWER:                             Memorial City Towers, Ltd.
 SPONSOR:                              MetroNational Corporation
 ORIGINATION DATE:                     02/14/05
 INTEREST RATE:                        5.1630%
 INTEREST-ONLY PERIOD:                 NA
 MATURITY DATE:                        03/01/15
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 Months
 REMAINING AMORTIZATION:               360 Months
 CALL PROTECTION:                      L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Cash Management Agreement
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 Permitted Mezzanine Debt(1)
 LOAN PURPOSE:                         Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                             INITIAL          MONTHLY
                                         --------------------------------------
 TAXES:                                             $0         Springing(2)
 INSURANCE:                                         $0         Springing(2)
 CAPEX:                                             $0           $14,850(2)
 TILC:                                              $0           $90,000(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Portfolio
 TITLE:                                Fee
 PROPERTY TYPE:                        Office -- Suburban
 SQUARE FOOTAGE:                       1,077,239
 LOCATION:                             Houston, TX
 YEAR BUILT/RENOVATED:                 Various
 OCCUPANCY:                            89.4%
 OCCUPANCY DATE:                       12/15/04
 NUMBER OF TENANTS:                    131
 HISTORICAL NOI:
   2003:                               $11,189,000
   TTM AS OF 12/31/04:                 $10,980,000
 UW REVENUES:                          $20,970,257
 UW EXPENSES:                          $9,667,309
 UW NOI:                               $11,302,948
 UW NET CASH FLOW:                     $10,011,250
 APPRAISED VALUE:                      $135,000,000
 APPRAISAL DATE:                       01/06/05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $74
 CUT-OFF DATE LTV:                     59.3%
 MATURITY DATE LTV:                    49.0%
 UW DSCR:                              1.91x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                               YEAR      SQUARE
 PROPERTY NAME                BUILT      FEET       OCCUPANCY                        TOP TENANTS                  APPRAISED VALUE
-----------------------------------------------------------------------------------------------------------------------------------

 MEMORIAL CITY PLACE          1982      152,500        90.7%   Pegasus International Inc., F-W Oil Interests,      $ 16,329,000
                                                               Inc., Shel-Ray Underwriters, Inc
 ONE MEMORIAL CITY PLAZA      1981      237,387        89.1%   Total E&P USA, Inc., Petroleum Professionals          24,700,000
                                                               International, Ramsay & Murray PC
 TWO MEMORIAL CITY PLAZA      1983      359,370        89.2%   Paradigm Geophysical Corp, MetroNational              38,758,000
                                                               Corporation, The Dow Chemical Company
 THREE MEMORIAL CITY PLAZA    1998      327,982        89.4%   Devon Energy Production Co, Computer                  55,213,000
                                                               Associates International, Sumitomo
                                                               Corporation of America
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE               1,077,239        89.4%                                                       $135,000,000
-----------------------------------------------------------------------------------------------------------------------------------

(1)  The borrower is permitted to incur mezzanine debt in the future subject to
     (i) LTV for combined debt being no greater than 60% and the DSCR for the combined debt being not less than the DSCR at closing and (ii) the execution of an intercreditor agreement satisfactory to the lender.

(2)  Monthly escrows for Taxes, Insurance, CapEx, and TI/LC will be required if
     DSCR in any calendar quarter falls below 1.35x or if there is an event of default. Monthly collections for Taxes and Insurance will equal 1/12th the amount lender estimates will be payable during the ensuing twelve months.

                                    47 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

-------------------------------------------------------------------------------------------------------------------------------
                                                      SIGNIFICANT TENANTS
--------------------------------------------------------------------------------------------------------------------------------
                                                              MOODY'S/    SQUARE      % OF     BASE RENT
 TENANT NAME                    PARENT COMPANY                 S&P(1)      FEET       GLA        PSF       LEASE EXPIRATION YEAR
--------------------------------------------------------------------------------------------------------------------------------

 DEVON ENERGY PRODUCTION CO    Devon Energy Corporation       Baa2/BBB   145,669      13.5%    $ 25.50            2009
 TOTAL E&P USA, INC.           Total E&P USA, Inc.               NA      122,137      11.3%    $ 18.50            2010
 PARADIGM GEOPHYSICAL CORP     Paradigm Geophysical Corp.        NA       54,748       5.1%    $ 20.00            2011
 COMPUTER ASSOCIATES INT'L     Computer Associates            Ba1/BBB-    48,604       4.5%    $ 22.50            2011
                               International, Inc.
 METRONATIONAL CORPORATION(2)  MetroNational Corp.               NA       38,240       3.5%    $ 21.83            2014
--------------------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2)  1,047 square feet of space expires in 2005.

                                    48 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                           MEMORIAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

THE LOAN. The Memorial Office Portfolio loan is secured by a first mortgage on fee interests in four office buildings that contain a total of 1,077,239 square feet located in Houston, Texas.

THE BORROWER. The borrower is Memorial City Towers, Ltd., a special purpose entity controlled by MetroNational Corporation, a privately held real estate development, investment and management company headquartered in Houston, Texas.
Established in 1954, the company owns over 1,200 acres in the Greater Houston area and has interests in a variety of office, retail, and multifamily properties throughout the area including a regional mall and hospital located adjacent to the properties. MetroNational Corporation is the original developer of the properties and owned the land for several decades prior to development.
MetroNational Corporation recently exited the senior living business with the sale of a senior living portfolio in Houston that was completed in December 2004 for approximately $150 million. As of September 30, 2004, MetroNational
Corporation reported total assets of $644 million and shareholder's equity of
$171 million.

THE PROPERTIES. The Memorial Office Portfolio loan is secured by four suburban office properties located in Houston, Texas. The properties contain a total of
1,077,239 square feet and were originally developed between 1981 and 1998. They have undergone periodic upgrades since construction. The collateral also includes two parking structures that contain 3,472 parking spaces.

Memorial City Plaza One, Two and Three are twelve-, eighteen- and fourteen-story buildings, respectively, located adjacent to each other on Gessner Road, approximately one half mile south of Interstate 10 (Katy Freeway). The properties are served by an adjoining parking structure and offer tenants on-site banking facilities, a travel agency and cafeteria. Memorial City Place is a 152,500 square foot office building located on Interstate 10 between
Gessner and Bunker Hill Roads. The 10-story office building offers an attached parking garage. As of December 2004, the portfolio is approximately 89.4%
occupied by over 130 tenants. Individual property occupancies range between
89.1% and 90.7%. The tenant roster includes tenants representing various industries including oil and gas, technology, and financial services. The three largest tenants are Devon Energy Production Co, Total E&P USA, Inc., and
Paradigm Geophysical Corp which collectively occupy approximately 30.0% of the portfolio's leasable area. Devon Energy Production Co. is one of the largest independent processors of natural gas and natural gas liquids in North America, while Total E&P is a multinational energy company that operates in over 130 countries and has over 110,000 employees. Average in-place rent for the portfolio is approximately $20.68 per square foot on a modified gross basis.

THE MARKET(1). The properties are located in Houston, Texas, which is the nation's fourth largest city. The Houston metropolitan area has approximately
4.5 million residents and has consistently outpaced the national average in population growth over the past 30 years. Much of the population and office based employment growth has occurred in the western part of the metropolitan area where the properties are located. The city is home to 21 Fortune 500 companies. The properties are considered a part of the "Energy Corridor" along
Interstate 10. The corridor derives its name from the numerous energy and related service companies that have operations in the area. Major employers in the Interstate 10 corridor include BP/Amoco, Exxon Chemical, Conoco and Shell.

The properties are located within the Memorial City planned community development, approximately 10 miles west of the Houston central business district. The community is an affluent area developed with a mixture of single and multifamily residential as well as retail and office uses. The average annual household income exceeds $100,000.

The properties have access via Interstate 10 which can be accessed less than half a mile from each of the properties and Beltway 8, which can be accessed less than two miles west of the properties and which loops around the Houston metro area. All four properties are situated immediately adjacent to the newly redeveloped 1.7 million square foot Memorial City Mall and are also in close proximity to the Memorial Hermann Hospital complex, a 520 bed private hospital system and medical office facility.

The properties are considered a part of the Interstate 10 office submarket. The submarket has historically outperformed the overall Houston market. For instance, according to Cushman & Wakefield, as of third quarter 2004, the submarket had 15.3 million square feet of space and a direct vacancy rate of
15.3% versus 17.9% for the non-central business district market. The reported
Class A direct vacancy rate for the submarket is 5.5% which is one of the lowest reported rates in the metropolitan area. Overall average asking rents are $17.16 per square foot for all classes of space, while Class A rents are $21.97 per square foot. The competitive property leases range between $16.50 per square foot and $23.50 per square foot.

PROPERTY MANAGEMENT. The properties are self-managed by an affiliate of the borrower, MetroNational Corporation. MetroNational Corporation has managed each of the properties since development.
-------------------------------------------------------------------------------

(1)  Certain information was obtained from the Memorial Office Portfolio appraisal dated 01/06/05. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    49 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                           MEMORIAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
             NUMBER                                                         CUMULATIVE
               OF         SQUARE                               % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE % OF
             LEASES       FEET       % OF GLA     BASE RENT      RENT         FEET        % OF GLA     BASE RENT       BASE RENT
 YEAR       EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING        EXPIRING
------------------------------------------------------------------------------------------------------------------------------------

 VACANT        NA        113,917       10.6%         NA           NA         113,917        10.6%          NA             NA
 2005           56       129,617       12.0%     $2,359,897       11.8%      243,534        22.6%      $2,359,897         11.8%
 2006           29       133,736       12.4%      2,660,423       13.4%      377,270        35.0%      $5,020,320         25.2%
 2007           30       124,927       11.6%      2,403,535       12.1%      502,197        46.6%      $7,423,854         37.3%
 2008           10        59,578        5.5%      1,197,653        6.0%      561,775        52.1%      $8,621,507         43.3%
 2009           18       195,755       18.2%      4,715,015       23.7%      757,530        70.3%     $13,336,522         66.9%
 2010            8       125,025       11.6%      2,453,949       12.3%      882,555        81.9%     $15,790,471         79.3%
 2011            7       112,461       10.4%      2,375,285       11.9%      995,016        92.4%     $18,165,755         91.2%
 2012            0             0        0.0%              0        0.0%      995,016        92.4%     $18,165,755         91.2%
 2013            0             0        0.0%              0        0.0%      995,016        92.4%     $18,165,755         91.2%
 2014            7        58,030        5.4%      1,287,346        6.5%    1,053,046        97.8%     $19,453,101         97.6%
 2015            1        24,193        2.2%        471,764        2.4%    1,077,239       100.0%     $19,924,865        100.0%
 AFTER           0             0        0.0%              0        0.0%    1,077,239       100.0%     $19,924,865        100.0%
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL         166     1,077,239      100.0%    $19,924,865      100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                    50 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                           MEMORIAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

                     [MAP OF GREATER HOUSTON AREA INDICATING
                 LOCATION OF MEMORIAL OFFICE PORTFOLIO OMITTED]

                                    51 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                           MEMORIAL OFFICE PORTFOLIO
--------------------------------------------------------------------------------

              [OVERHEAD PHOTO OF MEMORIAL OFFICE PORTFOLIO OMITTED]

                                    52 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    53 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                90 FIFTH AVENUE
--------------------------------------------------------------------------------

[90 FIFTH AVENUE PHOTO OMITTED]

                                        [90 FIFTH AVENUE PHOTO OMITTED]

          [90 FIFTH AVENUE PHOTO OMITTED]

                                    54 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                90 FIFTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $67,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $67,000,000
 % OF POOL BY IPB:                     3.7%
 LOAN SELLER:                          JPMorgan Chase Bank, N.A.
 BORROWER:                             90 Fifth Owner, LLC
 SPONSOR:                              Aby J. Rosen, Michael Fuchs
 ORIGINATION DATE:                     12/22/04
 INTEREST RATE:                        5.6960%
 INTEREST-ONLY PERIOD:                 36 Months
 MATURITY DATE:                        01/01/15
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 Months
 REMAINING AMXORTIZATION:              360 Months
 CALL PROTECTION:                      L(24),Def(92),O(2)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Cash Management Agreement
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 NA
 LOAN PURPOSE:                         Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                        INITIAL             MONTHLY
                                    --------------------------------------------
 TAXES:                                   $157,073            $78,537
 INSURANCE:                                $36,685             $4,586
 CAPEX:                                         $0             $2,396
 REQUIRED REPAIRS:                        $168,750                 $0
 TILC:                                          $0       Springing(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Single Asset
 TITLE:                                Fee
 PROPERTY TYPE:                        Office -- CBD
 SQUARE FOOTAGE:                       129,418
 LOCATION:                             New York, NY
 YEAR BUILT/RENOVATED:                 1903/1987
 OCCUPANCY:                            100.0%
 OCCUPANCY DATE:                       02/09/05
 NUMBER OF TENANTS:                    4
 HISTORICAL NOI:
   2002:                               $3,738,304
   2003:                               $5,053,751
   TTM AS OF 09/30/04:                 $5,780,749
 UW REVENUES:                          $8,851,753
 UW EXPENSES:                          $2,821,771
 UW NOI:                               $6,029,982
 UW NET CASH FLOW:                     $5,870,642
 APPRAISED VALUE:                      $84,000,000
 APPRAISAL DATE:                       11/24/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $518
 CUT-OFF DATE LTV:                     79.8%
 MATURITY DATE LTV:                    71.6%
 UW DSCR:                              1.26x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   LEASE
                                                            MOODY'S/      SQUARE      % OF        BASE RENT     EXPIRATION
 TENANT NAME                  PARENT COMPANY                 S&P/(2)       FEET        GLA           PSF            YEAR
------------------------------------------------------------------------------------------------------------------------------

 FORBES INC.                Forbes Inc.                        NR         103,770     80.2%        $ 47.13          2020
 JPMORGAN CHASE BANK        JPMorgan Chase Bank, N.A.        Aa3/A+        13,544     10.5%        $ 60.44          2012
 COMMERCE BANK NA           Commerce Bank, N.A.               A2/A-         9,604      7.4%        $ 75.80          2018
 SALON MANAGEMENT CORP.     Proctor & Gamble Co.             Aa3/AA-        2,500      1.9%        $ 38.00          2006
------------------------------------------------------------------------------------------------------------------------------

(1)  Commencing on March 1, 2011, monthly TI/LC escrows will be collected totaling $25 per square foot of the space currently occupied by JPMorgan
     Chase Bank. The borrower may elect to deliver a letter of credit in lieu of monthly reserves.

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    55 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                90 FIFTH AVENUE
--------------------------------------------------------------------------------

THE LOAN. The 90 Fifth Avenue loan is secured by a first mortgage on a fee interest in a 129,418 square foot office building located in New York, New York.

THE BORROWER. The borrower is 90 Fifth Owner, LLC, a special purpose entity that is controlled by Aby Rosen and Michael Fuchs. Aby Rosen and Michael Fuchs are
principals of RFR Holding, LLC ("RFR"), a privately held real estate investment, development, and management company based in Manhattan. RFR established its operations in the United States in 1991 and through various affiliates controls
25 commercial properties with over five million square feet of office and retail space including over 18 properties in New York. Aby Rosen and Michael Fuchs are the common use non-recourse carveout guarantors of the loan. The borrower is the fee owner of the property as well as the master tenant--the building was previously fully leased to Thomson Information Services Inc. under a master lease. The borrower bought Thomson's interest in the master lease.

THE PROPERTY. 90 Fifth Avenue is a 11-story, 129,418 square foot office building located at the northwest corner of Fifth Avenue and 14th Street in Manhattan,
New York. The class B office building was originally built in 1903 and offers
25,648 square feet of ground and second floor retail space. The property is located just two blocks from Manhattan's Union Square and has exposure and frontage on both Fifth Avenue and 14th Street.

As of February 2005, the property is 100% occupied by 4 tenants on long term leases. Commerce Bank occupies and operates a ground floor retail bank branch on the Fifth Avenue/14th Street corner on a lease that expires in 2018. JPMorgan
Chase Bank operates a retail branch on the first and second floors. Salon
Management Corp. ("Vidal Sassoon") operates a small salon on the ground floor as well. Forbes Inc. is the property's sole office tenant and occupies floors 3 through 11 under a lease that expires in November 2020. Forbes Inc. is a privately held company that was founded in 1917 and is most well known for its business publication "Forbes". The company's primary sources of revenue are from advertising, circulation, conferences and license and royalty fees. The property is located only two blocks from Forbes' world-wide headquarters located at the northwest corner of Fifth Avenue and 12th Street.

THE MARKET.(1) 90 Fifth Avenue is located in Manhattan's Midtown South office market. The property is located less than two blocks west of Union Square. Union
Square has become a major commercial and residential center in recent years and is also a major subway hub providing transportation linkages to the property.
The immediate area is developed with a mix of mid-rise office, residential and retail buildings. There are numerous restaurants, art galleries and boutiques located in the area. The property's market is home to a variety of corporations including the financial services, advertising, publishing, technology and retail industries.

While the property is physically located in the Midtown South market's Chelsea submarket, it competes with properties in the Gramercy submarket and is practically a part of this submarket. As of Third Quarter 2004, Gramercy submarket had 25.7 million square feet of space of which approximately 62.5% was considered Class B space. The overall vacancy rate (including sublet space) for the submarket stood at 6.6% compared to 9.0% for the Midtown South market. The submarket's inventory has remained relatively stable since 2000 and there is very new supply expected to enter the market in the near future. The average in place rent for class B properties was $32.78 per square foot plus electric, a
7.8% increase from the third quarter of 2003. The retail rents for ground floor retail space range between $82.50 and $150 per square foot on a modified gross basis.

PROPERTY MANAGEMENT. 90 Fifth Avenue is managed by RFR Realty LLC, an affiliate of the borrower. The management has been in place since 2000.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the 90 Fifth Avenue appraisal dated
     11/24/04. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    56 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                90 FIFTH AVENUE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------
            NUMBER                                                     CUMULATIVE
              OF       SQUARE                              % OF BASE     SQUARE      CUMULATIVE    CUMULATIVE     CUMULATIVE
            LEASES      FEET      % OF GLA    BASE RENT      RENT         FEET        % OF GLA     BASE RENT      % OF BASE
 YEAR      EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING    RENT EXPIRING
-----------------------------------------------------------------------------------------------------------------------------

 VACANT       NA            0        0.0%            NA         NA             0         0.0%             NA           NA
 2005          0            0        0.0             $0        0.0%            0         0.0%             $0          0.0%
 2006          1        2,500        1.9         95,000        1.5         2,500         1.9%        $95,000          1.5%
 2007          0            0        0.0              0        0.0         2,500         1.9%        $95,000          1.5%
 2008          0            0        0.0              0        0.0         2,500         1.9%        $95,000          1.5%
 2009          0            0        0.0              0        0.0         2,500         1.9%        $95,000          1.5%
 2010          0            0        0.0              0        0.0         2,500         1.9%        $95,000          1.5%
 2011          0            0        0.0              0        0.0         2,500         1.9%        $95,000          1.5%
 2012          2       13,544       10.5        818,591       12.5        16,044        12.4%       $913,591         14.0%
 2013          0            0        0.0              0        0.0        16,044        12.4%       $913,591         14.0%
 2014          0            0        0.0              0        0.0        16,044        12.4%       $913,591         14.0%
 2015          0            0        0.0              0        0.0        16,044        12.4%       $913,591         14.0%
 AFTER         3      113,374       87.6      5,619,058       86.0       129,418       100.0%     $6,532,649        100.0%
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL         6      129,418      100.0%    $6,532,649      100.0%
-----------------------------------------------------------------------------------------------------------------------------

                                    57 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                90 FIFTH AVENUE
--------------------------------------------------------------------------------

        [MAP OF MANHATTAN INDICATING LOCATION OF 90 FIFTH AVENUE OMITTED]

                                    58 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    59 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 POYDRAS PLAZA
--------------------------------------------------------------------------------

                       [3 PHOTOS OF POYDRAS PLAZA OMITTED]

                                    60 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 POYDRAS PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:       $60,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $59,867,953
 % OF POOL BY IPB:                 3.3%
 LOAN SELLER:                      CIBC Inc.
 BORROWER:                         Poydras Properties LLC
 SPONSOR:                          Chris W. Robertson
 ORIGINATION DATE:                 12/21/04
 INTEREST RATE:                    5.8900%
 INTEREST-ONLY PERIOD:             NA
 MATURITY DATE:                    01/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 Months
 REMAINING AMORTIZATION:           358 Months
 CALL PROTECTION:                  L(24),Def(90),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  $3,000,000
 ADDITIONAL DEBT TYPE:             B Note Secured by Mortgage
 LOAN PURPOSE:                     Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                           INITIAL         MONTHLY
                                   ---------------------------------------------
 TAXES:                                   $1,930,834         $137,917
 INSURANCE:                                 $101,224          $33,741
 CAPEX:                                      $11,883          $11,883
 TILC:                                       $45,833          $45,833
 OTHER:                                 $1,597,807(1)              $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:           Portfolio
 TITLE:                            Fee
 PROPERTY TYPE:                    Office -- CBD
 SQUARE FOOTAGE:                   950,012
 LOCATION:                         New Orleans, LA
 YEAR BUILT/RENOVATED:             Various
 OCCUPANCY:                        82.9%
 OCCUPANCY DATE:                   01/11/05
 NUMBER OF TENANTS:                49
 HISTORICAL NOI:
 2002:                             $8,225,166
 2003:                             $8,935,733
 TTM AS OF 9/30/04:                $9,214,970
 UW REVENUES:                      $14,960,226
 UW EXPENSES:                      $7,609,704
 UW NOI:                           $7,350,522
 UW NET CASH FLOW:                 $5,790,983
 APPRAISED VALUE:                  $77,400,000
 APPRAISAL DATE:                   10/26/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $63
 CUT-OFF DATE LTV:                     77.3%
 MATURITY DATE LTV:                    65.5%
 UW DSCR:                              1.36x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    PORTFOLIO SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                          ALLOCATED
                            LOAN        YEAR      YEAR     SQUARE                                                     APPRAISED
 PROPERTY NAME             BALANCE     BUILT   RENOVATED     FEET     OCCUPANCY   TOP TENANTS                            VALUE
-----------------------------------------------------------------------------------------------------------------------------------

 639 LOYOLA AVENUE      $37,080,000    1982       1989     522,019       97.5%    Entergy Services, Inc., New York     $47,825,000

 1250 POYDRAS STREET    $22,920,000    1980        NA      427,993       65.1%    Life Insurance, WorldCom Network
                                                                                 Entergy Services, Inc., Department   $29,575,000
                                                                                 of Homeland Security -- U.S. Bureau
                                                                                 of Immigration and Customs
                                                                                 Enforcement, Xspedius Management
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE $60,000,000                        950,012   82.9%                                           $77,400,000
-----------------------------------------------------------------------------------------------------------------------------------

(1)  At closing, the borrower deposited $1,565,206 into a special TI/LC reserve for tenant improvement allowances due to Entergy Services, Inc.
     ($1,433,400) and Gusle, Barnett & Shushan ($131,806). In addition, the borrower deposited $32,601 into a B-note payment reserve account.

                                    61 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 POYDRAS PLAZA
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       LEASE
                                                                       MOODY'S/    SQUARE      % OF     BASE RENT   EXPIRATION
 TENANT NAME                        PARENT COMPANY                       S&P(1)     FEET       GLA         PSF         YEAR
------------------------------------------------------------------------------------------------------------------------------

 ENTERGY SERVICES, INC.            Entergy Corporation                 Baa3/BBB   535,045      56.3%        $ 15.99     2009
 DEPARTMENT OF HOMELAND SECURITY   NA                                     NA       26,348       2.8%        $ 13.55     2023
 NEW YORK LIFE INSURANCE COMPANY   New York Life Insurance Company        NA       20,525       2.2%        $ 14.25     2011
------------------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    62 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 POYDRAS PLAZA
--------------------------------------------------------------------------------

THE LOAN. The Poydras Plaza loan is secured by a fee interest in two office buildings comprising 950,012 square feet located in New Orleans, Louisiana.

THE BORROWER. Poydras Properties LLC is a single asset entity controlled by
Chris W. Robertson, the owner of a 49% beneficial interest. Poydras Properties
Manager, Inc., an entity controlled by Mr. Robertson, is the managing member of the borrowing entity. Mr. Robertson is an investor and developer of commercial real estate, with over 25 years of experience including lending, mortgage brokering, development, acquisitions and property management. Since 1985, Mr.
Robertson has served as the President of Compass Financial, an Arkansas-based commercial real estate firm. Mr. Robertson owns interests in nine commercial properties totaling approximately one million square feet, including two office properties totaling 170,000 square feet.

The borrower has additional indebtedness in the form of a $3 million B-Note provided by CBA Mezzanine Capital Finance, LLC. The B-Note is secured by the mortgage, with the interest of the B-Note being fully subordinated to the loan pursuant to the terms of an intercreditor agreement.

THE PROPERTY. Poydras Plaza (639 Loyola Avenue and 1250 Poydras Street) consists of two high-rise office buildings, which together comprise 950,012 square feet and are situated on a 3.13-acre land parcel. 639 Loyola Avenue, a 28-story Class
A office building constructed in 1982, has a total of 522,019 square feet. 1250
Poydras Street is a 24-story Class A office building built in 1980 with a total of 427,993 square feet. Both buildings are interconnected via the Hyatt Hotel and Convention Center (not part of collateral), which is situated between the two buildings. The properties share a eight-story parking garage, which provides
1,120 parking spaces (1.3 spaces per 1,000 sf) and is part of the collateral.

Collectively, the properties are 82.9% occupied by 49 tenants, most of which are in the professional services or telecommunications industries. The largest tenant at both properties is Entergy Services, Inc. ("Entergy"), which is a subsidiary of Entergy Corporation, an integrated energy company. The properties serve as Entergy Corporation's headquarters and house the majority of the company's support and administrative functions. 1250 Poydras Street also serves as the headquarters of Entergy's Transmission Services division, which is responsible for the generation, transmission and distribution of electricity to the company's retail and industrial customer base. Entergy has been a tenant at the properties since 1984 and has added a total of 222,699 square feet through seven different expansions. In total, Entergy occupies 535,045 square feet, which represents 56.3% of the total net rentable area, on a lease expiring
December 31,2009. In addition to having four 5-year extension options, the tenant has spent a significant amount of capital on improvements over the past decade, including $2.5 million on 95,560 square feet ($26.16/sf) as recently as
2000. Entergy Corporation, which guarantees the tenant's lease, has an equity market capitalization of $15.9 billion as of March 8, 2005, and is rated "BBB"
with a stable outlook by S&P and "Baa3" with a stable outlook by Moody's.

Other tenants in occupancy at the properties include the Department of Homeland
Security (26,348 square feet), New York Life Insurance Co. (20,525 square feet),
Xspedius Communications (19,828 square feet), the Consulate General of Japan
(15,640 square feet), MCI WorldCom Network Services (14,108 square feet), and
Cox Media (13,734 square feet). The largest of these tenants represents only
2.8% of the total square footage of the properties and only 3.3% of the total occupied square footage.

At closing, the borrower posted a $4 million letter of credit to fund TI/LC reserves. Ongoing TI/LC reserves are collected at a rate of $550,000/year. The borrower also deposited $1,565,206 into a special TI/LC reserve for tenant improvement allowances due to Entergy ($1,433,400) and Guste, Barnett & Shushan
($131,806).

The loan is structured with a cash flow sweep that will take effect on July 1,
2008, which is 18 months prior to the expiration of the Entergy lease. Should
Entergy exercise its first renewal option, the cash flow sweep will cease, however, the borrower will be required to replenish the TI/LC reserve with an amount equal to the excess of the total Entergy tenant improvement allowance over the amount already collected in the TI/LC reserve divided by the number of months through and including July 1, 2013. Should these events transpire, a similar cash flow sweep with the same provisions will take effect on July 1,
2013, which is 18 months prior to the expiration of Entergy's first 5-year renewal period.

In total, the TI/LC reserve and the initial cash flow sweep will provide approximately $9.75 million (approximately $18.22/sf) for re-tenanting space.

At closing, a cash management agreement was executed whereby all property revenues are deposited into a hard lock box. Unless certain events occur as specified in the loan documents (including, without limitation, the occurrence of an "Event of Default" with respect to the loan), revenues deposited in the lock box are transferred automatically to an account under the control of the borrower following application by lender of such revenues to payments of taxes and insurance, debt service and reserves due under the loan documents. Upon the occurrence of such specified events, however, the lender (or servicer acting on its behalf) will apply all funds deposited in the lock box each month in accordance with the priorities set forth in the cash management agreement.

There are no releases of individual properties permitted under the loan documents.

THE MARKET(1). The properties are located on the block defined by Poydras Street to the north, Loyola Avenue to the east, Girod Street to the south, and S.
Liberty Street to the west. 639 Loyola Avenue is situated at the northwest corner of Loyola Avenue and Girod Street. 1250 Poydras Street is located near the southeast corner of Loyola Avenue and Poydras Street. Access to Interstate
10, which is within a half mile of the properties, is provided via an on-ramp from Poydras Street.

The properties are located in the western portion of the New Orleans central business district. The immediate neighborhood is characterized by Class A and B office properties as well as other commercial uses including the Louisiana
Superdome, parking garages, banks, restaurants and hotels. As of 2003, the population within a 1, 3 and 5-mile radius of the properties was 20,643, 226,278 and 448,349 persons, respectively. The median household income within the same radii is $16,667, $24,441 and $29,456, respectively.

The New Orleans central business district is home to 15 similar Class A office towers totaling approximately 9.3 million square feet. The New Orleans central business district office submarket has a vacancy rate of 16.5% for Class A space. Average rental rates for similar properties in the submarket range from
$13.25/sf to $17.50/sf on a modified gross basis, with an average rate of
$15.25/sf. The Greater New Orleans office market consists of 175 office buildings totaling approximately 20.6 million square feet. As of the year end
2003, the market vacancy was 14.5% and average asking rents were $15.25/sf on a modified gross basis.

PROPERTY MANAGEMENT. The property is managed by SRSA Gulf South Management,
Inc., which currently manages over one million square feet of office space and
1.5 million square feet of retail space in the greater New Orleans area.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Poydras Plaza appraisal dated
     10/26/04. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    63 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 POYDRAS PLAZA
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
                                                                             CUMULATIVE                                CUMULATIVE
                 NUMBER      SQUARE      % OF                       % OF       SQUARE      CUMULATIVE    CUMULATIVE      % OF
               OF LEASES     FEET        GLA       BASE RENT    BASE RENT       FEET        % OF GLA     BASE RENT     BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING     EXPIRING      EXPIRING     EXPIRING      EXPIRING      EXPIRING     EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT            NA      162,005       17.1%        NA             NA        162,005        17.1%          NA              NA
 2005 & MTM         7       14,630        1.5%      $234,086        1.9%       176,635        18.6%        $234,086        1.9%
 2006               8       37,330        3.9%       576,384        4.7%       213,965        22.5%        $810,470        6.6%
 2007               9       51,837        5.5%       811,652        6.6%       265,802        28.0%      $1,622,122       13.1%
 2008               9       38,046        4.0%       542,236        4.4%       303,848        32.0%      $2,164,357       17.5%
 2009               7      554,654       58.4%     8,888,786       71.9%       858,502        90.4%     $11,053,143       89.4%
 2010               1       13,734        1.4%       137,340        1.1%       872,236        91.8%     $11,190,483       90.5%
 2011               3       31,469        3.3%       472,424        3.8%       903,705        95.1%     $11,662,907       94.3%
 2012               2       15,640        1.6%       285,510        2.3%       919,345        96.8%     $11,948,417       96.6%
 2013               0            0        0.0%             0        0.0%       919,345        96.8%     $11,948,417       96.6%
 2014               2        4,319        0.5%        57,582        0.5%       923,664        97.2%     $12,005,999       97.1%
 2015               0            0        0.0%             0        0.0%       923,664        97.2%     $12,005,999       97.1%
 AFTER              1       26,348        2.8%       356,907        2.9%       950,012       100.0%     $12,362,906      100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL             49      950,012      100.0%   $12,362,906      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    64 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 POYDRAS PLAZA
--------------------------------------------------------------------------------

 [MAP OF GREATER NEW ORLEANS AREA INDICATING LOCATION OF POYDRAS PLAZA OMITTED]

                                    65 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                            THE PINNACLE IN KIERLAND
--------------------------------------------------------------------------------

                 [3 PHOTOS OF THE PINNACLE IN KIERLAND OMITTED]

                                    66 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                            THE PINNACLE IN KIERLAND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:          $43,500,000
 CUT-OFF DATE PRINCIPAL BALANCE:      $43,500,000
 % OF POOL BY IPB:                    2.4%
 LOAN SELLER:                         JPMorgan Chase Bank, N.A.
 BORROWER:                            Scottsdale Kierland Properties, LLC
 SPONSOR:                             Austin O. Furst, Jr.
 ORIGINATION DATE:                    01/25/05
 INTEREST RATE:                       5.0800%
 INTEREST-ONLY PERIOD:                60 Months
 MATURITY DATE:                       02/01/15
 AMORTIZATION TYPE:                   Balloon
 ORIGINAL AMORTIZATION:               360 Months
 REMAINING AMORTIZATION:              360 Months
 CALL PROTECTION:                     L(24),Def(91),O(4)
 CROSS-COLLATERALIZATION:             No
 LOCK BOX:                            Cash Management Agreement
 ADDITIONAL DEBT:                     No
 ADDITIONAL DEBT TYPE:                NA
 LOAN PURPOSE:                        Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                           INITIAL         MONTHLY
                                   ---------------------------------------------
 TILC:                                            $0          $0(3)
 OTHER:                                $1,400,000(4)             $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Single Asset
 TITLE:                                Fee
 PROPERTY TYPE:                        Office -- Suburban
 SQUARE FOOTAGE:                       264,432
 LOCATION:                             Scottsdale, AZ
 YEAR BUILT/RENOVATED:                 1999/2004
 OCCUPANCY:                            100.0%(1)
 OCCUPANCY DATE:                       12/01/04
 NUMBER OF TENANTS:                    18
 HISTORICAL NOI:
  2002:                                $2,089,523
  2003:                                $2,784,033
  TTM AS OF 10/31/04:                  $2,863,886
 UW REVENUES:                          $7,443,274
 UW EXPENSES:                          $2,682,628
 UW NOI:                               $4,760,646(2)
 UW NET CASH FLOW:                     $4,469,771
 APPRAISED VALUE:                      $56,700,000
 APPRAISAL DATE:                       12/20/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $165
 CUT-OFF DATE LTV:                     76.7%
 MATURITY DATE LTV:                    70.8%
 UW DSCR:                              1.58x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      LEASE
                                                              MOODY'S/      SQUARE        % OF       BASE RENT     EXPIRATION
 TENANT NAME           PARENT COMPANY                          S&P(5)        FEET         GLA           PSF           YEAR
-----------------------------------------------------------------------------------------------------------------------------

 CAPITAL GROUP        The Capital Group Companies, Inc.          NA        106,183        40.2%      $ 24.42          2012
 THOMSON LEARNING     The Thomson Corp.                        A3/A-        67,089        25.4%      $ 26.70         2006(6)
 BANK OF AMERICA      Bank of America, N.A.                   Aa2/AA-       26,854        10.2%      $ 26.75          2008
 GENERAL MILLS        General Mills, Inc.                    Baa2/BBB+      20,158         7.6%      $ 27.50          2006
-----------------------------------------------------------------------------------------------------------------------------

(1)  The property is currently 100% leased and 64.7% physically occupied. The
     Capital Group, a tenant, has an executed lease that expires in March 2012 with no termination options and has accepted its space. The tenant is currently building out its space and will take occupancy in three phases between April 2005 and December 2005. See footnote 4.

(2)  The difference between TTM 2004 NOI and UW NOI is attributable to The
     Capital Group lease. The tenant's lease calls for annual base rental payments of approximately $2,282,995. See footnote 1.

(3)  Monthly escrows for TILC will be collected until the balance of the TILC reserve equals $1,600,000 if The Capital Group, a tenant, by March 31,
     2011, has not provided the lender with an updated tenant estoppel confirming that it has exercised its option to extend or provided lender with a letter of credit in the amount of $1,600,000. Additionally, monthly escrows for TILC will be collected until the balance of the TILC reserve equals $800,000 will be collected if Thompson Learning, a tenant, by
     December 31, 2005, has not provided the lender with an updated tenant estoppel confirming that it has exercised its option to extend or provided lender with a letter of credit in the amount of $800,000. The monthly TILC collection will occur again if Thompson Learning does not supply either of the aforementioned documents prior to December 31, 2010.

(4)  The borrower posted a $1,400,000 letter of credit at loan closing related to The Capital Group's space. The letter of credit will be released if the tenant takes physical occupancy of its space, commences paying rent, and provides satisfactory estoppels to the lender. See footnote 1.

(5)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(6)  13,370 square feet of space expires in May 2007.

                                    67 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                            THE PINNACLE IN KIERLAND
--------------------------------------------------------------------------------

THE LOAN. The Pinnacle in Kierland loan is secured by a first mortgage on a fee interest in a 264,432 square foot Class A office complex located in Scottsdale,
Arizona.

THE BORROWER. The borrower is Scottsdale Kierland Properties, LLC, a special purpose entity whose managing member (1%) is SKP, Inc., a corporation wholly owned by Austin Furst, Jr., and whose limited members are Scottsdale Kierland
I, L.L.C. (33%), Scottsdale Kierland II, L.L.C. (33%) and Scottsdale Kierland
III, L.L.C. (33%). The limited members are all owned equally by the Elizabeth
K. Furst 1994 Trust and the Susan C. Furst 1994 Trust and the Catherine T.
Furst 1994 Trust, with Mr. Furst functioning as the trustee for both. Mr. Furst serves as the non-recourse fraud carveout guarantor while the environmental guaranty will be provided by the borrowing entity only. Mr. Furst founded Furst
Properties, LLC in 1994 in Scottsdale, Arizona to develop high-end suburban office buildings for long-term ownership. He has completed five Class A office buildings totaling approximately 375,000 square feet through 2004.

THE PROPERTY. The Pinnacle in Kierland is a 264,432 square foot Class A office complex located in the master-planned community of Kierland in Scottsdale,
Arizona. The property is located approximately 13 miles northeast of the
Phoenix central business district, 8 miles north of the Scottsdale central business district, and 1 mile west of the Scottsdale Airpark. The property consists of three parcels of land totaling 16.06 acres and improved with three office buildings, Pinnacle I, II and III, developed around a central plaza that includes a circular drive and 30 foot high fountain. Although separately constructed, all three buildings were designed and constructed as a cohesive center and share architectural features, construction material, parking and exterior common areas.

Pinnacle I is a three-story 79,427 square foot office building, constructed in
1999, that is largely occupied by The Thompson Group and occupied by six other tenants. Pinnacle II, constructed in 2001 on the north side of the plaza, is a
78,822 square foot office building predominantly occupied by Bank of America and General Mills. Most recently constructed in 2004, Pinnacle III is a 106,183 square foot, four story office building wholly leased to The Capital Group
Companies. The Capital Group is a privately held investment management firm that was founded over 70 years ago. The company reported 2003 revenues of approximately $2.7 billion and its American Funds group of mutual funds is the third largest in the U.S. with assets under management in excess of $500 billion. The tenant is investing approximately $4.0 million of its own funds into its space and will take occupancy of the space in three phases between
April 2005 and December 2005. The loan was structured with a $1.4 million letter of credit to be released as The Capital Group takes physical occupancy of its space, commences paying rent and provides the lender with satisfactory estoppels.

THE MARKET.(1) The Pinnacle in Kierland is located in the master planned community of Kierland in the Scottsdale Airpark Office submarket of the greater
Phoenix metropolitan area. The Phoenix metropolitan area is one of the fastest growing areas in the country having experienced a 45.3% population increase since 1990. The Phoenix metropolitan area is rapidly becoming one of the nation's largest metropolitan areas, with growth primarily being driven by a strong and diverse employment sector. The job growth over the last 20 years has grown 174% versus 50% nationally.

The Kierland master planned community is located within Scottsdale, and consists of 730 acres with diverse land uses, including single and multi-family residential housing, offices, retail establishments, a resort hotel and a 27 hole championship golf course. In addition, Kierland is located along Scottsdale
Road, a major commercial/resort corridor that is one of the principal north/south arterials through the eastern portion of the Phoenix metropolitan area. The property is a part of the Scottsdale Airpark submarket that consists of 4,647,356 square feet of office space and reports a third quarter 2004 vacancy rate of 14.2% compared to 16.6% for the overall Phoenix market. The property's directly comparable subset consists of approximately 1 million square feet with average vacancy of the properties reported at approximately 2%. The majority of the competitive properties are located within Kierland. There are currently only two undeveloped office parcels in Kierland, one of which is owned by Austin Furst, Jr. the sponsor of the property.

PROPERTY MANAGEMENT. The Pinnacle in Kierland is managed by Furst Properties,
L.L.C., a real estate development and management company founded in 1994 and affiliated with the borrower. In addition to the property, the company manages two other office properties owned by the sponsor.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the The Pinnacle in Kierland appraisal dated 12/20/04. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    68 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                            THE PINNACLE IN KIERLAND
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     LEASE ROLLOVER SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
                NUMBER                                                     CUMULATIVE    CUMULATIVE
                  OF       SQUARE                             % OF BASE      SQUARE        % OF       CUMULATIVE    CUMULATIVE %
                LEASES      FEET      % OF GLA    BASE RENT      RENT          FEET          GLA       BASE RENT    OF BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING      EXPIRING      EXPIRING
---------------------------------------------------------------------------------------------------------------------------------

 VACANT           NA            0        0.0%        NA             NA             0          0.0%         NA              NA
 2005 & MTM        4       11,221        4.2%      $291,503        4.3%       11,221          4.2%      $291,503          4.3%
 2006              3       75,267       28.5%     2,014,734       29.6%       86,488         32.7%    $2,306,237         33.8%
 2007              6       29,778       11.3%       809,903       11.9%      116,266         44.0%    $3,116,140         45.7%
 2008              2       35,556       13.4%       944,597       13.9%      151,822         57.4%    $4,060,736         59.6%
 2009              3        6,427        2.4%       162,063        2.4%      158,249         59.8%    $4,222,799         62.0%
 2010              0            0        0.0%             0        0.0%      158,249         59.8%    $4,222,799         62.0%
 2011              0            0        0.0%             0        0.0%      158,249         59.8%    $4,222,799         62.0%
 2012              4      106,183       40.2%     2,592,670       38.0%      264,432        100.0%    $6,815,468        100.0%
 2013              0            0        0.0%             0        0.0%      264,432        100.0%    $6,815,468        100.0%
 2014              0            0        0.0%             0        0.0%      264,432        100.0%    $6,815,468        100.0%
 2015              0            0        0.0%             0        0.0%      264,432        100.0%    $6,815,468        100.0%
 AFTERWARDS        0            0        0.0%             0        0.0%      264,432        100.0%    $6,815,468        100.0%
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL            22      264,432      100.0%    $6,815,468      100.0%
---------------------------------------------------------------------------------------------------------------------------------

                                    69 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                            THE PINNACLE IN KIERLAND
--------------------------------------------------------------------------------

                     [MAP OF GREATER PHOENIX AREA INDICATING
                 LOCATION OF THE PINNACLE IN KIERLAND OMITTED]

                                    70 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                            THE PINNACLE IN KIERLAND
--------------------------------------------------------------------------------

                 [SITE MAP OF THE PINNACLE IN KIERLAND OMITTED]

                                    71 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                SOUTHMONT CENTER
--------------------------------------------------------------------------------

                     [2 PHOTOS OF SOUTHMONT CENTER OMITTED]

                                    72 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                SOUTHMONT CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $37,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $36,913,909
 % OF POOL BY IPB:                     2.0%
 LOAN SELLER:                          CIBC Inc.
 BORROWER:                             Morris Bethlehem Associates, L.P.
 SPONSOR:                              Joseph D. Morris, Robert Morris
 ORIGINATION DATE:                     12/14/04
 INTEREST RATE:                        5.5500%
 INTEREST-ONLY PERIOD:                 NA
 MATURITY DATE:                        01/01/15
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 Months
 REMAINING AMORTIZATION:               358 Months
 CALL PROTECTION:                      L(24),Def(90),O(4)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Springing
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 NA
 LOAN PURPOSE:                         Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                         INITIAL          MONTHLY
                                   ---------------------------------------------
 TAXES:                                   $81,956            $9,340
 OTHER:                                $1,735,389            $7,056
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Single Asset
 TITLE:                                Fee
 PROPERTY TYPE:                        Retail -- Anchored
 SQUARE FOOTAGE:                       228,467
 LOCATION:                             Bethlehem, PA
 YEAR BUILT/RENOVATED:                 2004
 OCCUPANCY:                            100%
 OCCUPANCY DATE:                       12/09/04
 NUMBER OF TENANTS:                    22
 HISTORICAL NOI:                       Property was built in 2004, therefore no
                                       historical NOI is available
 UW REVENUES:                          $4,235,001
 UW EXPENSES:                          $987,903
 UW NOI:                               $3,247,098
 UW NET CASH FLOW:                     $3,164,803
 APPRAISED VALUE:                      $47,175,000
 APPRAISAL DATE:                       12/01/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                  $162
 CUT-OFF DATE LTV:                      78.2%
 MATURITY DATE LTV:                     65.6%
 UW DSCR:                               1.25x
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      LEASE
                                                              MOODY'S/    SQUARE                     BASE RENT     EXPIRATION
 TENANT NAME                PARENT COMPANY                     S&P(1)      FEET         % OF GLA        PSF           YEAR
------------------------------------------------------------------------------------------------------------------------------

 DICK'S SPORTING GOODS     Dick's Sporting Goods, Inc.         NA/B+      50,000          21.9%       $ 12.50          2019
 CIRCUIT CITY              Circuit City Stores, Inc.            NA        33,998          14.9%       $ 14.00          2020
 BED, BATH & BEYOND        Bed, Bath & Beyond Inc.            NA/BBB      28,159          12.3%       $ 11.75          2014
 BARNES & NOBLE            Barnes & Noble, Inc.               Ba3/NA      24,627          10.8%       $ 15.20          2014
 MICHAELS                  Michaels Stores, Inc.              Ba1/BB+     22,029           9.6%       $ 13.50          2014
 STAPLES                   Staples, Inc.                     Baa2/BBB-    20,388           8.9%       $ 13.50          2019
 PIER 1 IMPORTS            Pier 1 Imports, Inc.               NA/BBB-     10,792           4.7%       $ 17.00          2014
------------------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    73 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                SOUTHMONT CENTER
--------------------------------------------------------------------------------

THE LOAN. The Southmont Center loan is secured by a fee interest in a 228,467 square foot anchored retail center located in Bethlehem, Pennsylvania.

THE BORROWER. The borrower, Morris Bethlehem Associates, L.P. is a single asset entity owned by Morris Bethlehem GP, LLC and Morris Bethlehem Investors, LP.
Pierce Davidson Associates is the sole member of the general partner, as well as the 99.9% limited partner of Morris Bethlehem Investors, LP.

Pierce Davidson Associates is a limited partnership owned equally by Joseph D.
Morris and Robert Morris, the borrower's sponsors. Joseph D. Morris is the
President and Chairman and Robert Morris is the Chief Executive Officer of The
Morris Companies, a full service real estate development organization which they founded in 1971. The borrower's sponsors have extensive real estate backgrounds, with experience in the development and management of commercial office, industrial and retail facilities.

THE PROPERTY. Southmont Center is a 228,467 square foot anchored retail center situated on approximately 29.74 acres of land located in Bethlehem,
Pennsylvania. The property, newly constructed in 2004, is encumbered by condominium ownership and is improved with 14, one-story retail units, known as
Units 2 through 13 (inclusive of 3A, 3B, 4 and 4A). Unit 1 of the condominium is separately-owned and occupied by a 161,686 square foot Lowe's Home Center, which shadow anchors the property. The borrower is in control of the condominium association with a majority interest equal to 62.52%.

The property is 100% leased to 18 tenants, 10 of which are national retailers, with 8 in-line tenants. In addition, there are 4 national tenants occupying pad sites. In addition to the Lowe's shadow anchor (not part of collateral), the property has strong national anchors including Dick's Sporting Goods (50,000 square feet), Circuit City (33,998 square feet), Bed, Bath & Beyond (28,159 square feet), Barnes & Noble (24,627 square feet), Michaels Stores, Inc. (22,029 square feet), Staples (20,388 square feet) and Pier 1 Imports (10,792 square feet). The property also has four pad sites that are leased to PNC Bank (3,650 square feet), Panera Bread (5,100 square feet), Texas Roadhouse (5,676 square feet) and TGI Fridays (6,989 square feet). Overall, national tenants comprise approximately 91% of the property's tenancy.

The loan is structured with an approximate $5.16 million reserve for Circuit
City. This reserve includes approximately $1.7 million in cash deposited by the borrower into a reserve account held by the lender and approximately $3.46 million in a reserve account held by the title company, which was pledged to the lender at closing. The master lease escrow account consists of a $1.6 million pledge by the borrower of a seller-funded reserve representing Circuit City's rent plus approximately $1.87 million for a tenant improvement allowance due to
Circuit City. Releases from the master lease escrow will be made monthly on account of the rent payable by Circuit City during its fit-up period; release of the approximately $1.87 million tenant improvement portion of the seller-funded reserve has occurred since Circuit City has completed its space and delivered a certificate of occupancy therefor, the lease commencement date to be concurrent with the release of such reserve to Circuit City; releases of the remaining portion of the $5.16 million reserve will be contingent upon Circuit City occupying its space, opening for business, and paying rent.

THE MARKET(1). The property is located at the intersection of Freemansburg
Avenue and PA Route 33 and has access to Interstate 78, an east-west freeway that extends from New York City to the east and Harrisburg, Pennsylvania to the west. Philadelphia is approximately 50 miles to the south of the property via either Route 309 or Interstate 476 (Pennsylvania Turnpike). Southmont Center has
visibility from PA Route 33, and ingress and egress from the property is available along both Freemansburg Avenue and Hope Road, both of which are signaled intersections.

The property is located within the Bethlehem Township in Northhampton County, within the Allentown-Bethlehem-Easton, metropolitan area. As of 2003, the population within a 1, 3 and 5-mile radius of the property was 4,059, 37,467, and 116,028 persons, respectively. The population growth from 1990 to 2000 within a one-mile radius of the property was nearly 72%. The median household income within the same radii was $70,139, $59,477, and $48,037, respectively.

The property is situated in a suburban location approximately three and a half miles east of the City of Bethlehem and approximately the same distance west of the City of Easton. The property's submarket is home to five comparable retail centers representing approximately 1.5 million square feet in total inventory.
The average occupancy of these retail centers is approximately 97%. The asking rents within this market for large (20,000 to 50,000 square feet), medium (6,000 to 11,000 square feet), and small (less than 6,000 square feet) tenants are
$14.00/sf, $17.00/sf and $20.00/sf, respectively.

PROPERTY MANAGEMENT. The property is managed by The Morris Companies, an affiliate of the borrower.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Southmont Center appraisal dated
     12/01/04. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    74 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                SOUTHMONT CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------------------------
                 NUMBER                                                     CUMULATIVE                                CUMULATIVE
                  OF        SQUARE                             % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE    % OF BASE
                LEASES      FEET      % OF GLA    BASE RENT      RENT          FEET        % OF GLA     BASE RENT       RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
--------------------------------------------------------------------------------------------------------------------------------

 VACANT           NA            0        0.0%            NA         NA             0          0.0%             NA          NA
 2005 & MTM        0            0        0.0%            $0        0.0%            0          0.0%             $0         0.0%
 2006              0            0        0.0%             0        0.0%            0          0.0%             $0         0.0%
 2007              0            0        0.0%             0        0.0%            0          0.0%             $0         0.0%
 2008              0            0        0.0%             0        0.0%            0          0.0%             $0         0.0%
 2009              2        7,206        3.2%       121,904        3.7%        7,206          3.2%       $121,904         3.7%
 2010              1        3,559        1.6%        63,172        1.9%       10,765          4.7%       $185,076         5.7%
 2011              1        3,200        1.4%        65,600        2.0%       13,965          6.1%       $250,676         7.7%
 2012              1        4,184        1.8%        77,404        2.4%       18,149          7.9%       $328,080        10.0%
 2013              0            0        0.0%             0        0.0%       18,149          7.9%       $328,080        10.0%
 2014              8       98,483       43.1%     1,434,170       43.8%      116,632         51.0%     $1,762,250        53.8%
 2015              2        7,449        3.3%       134,082        4.1%      124,081         54.3%     $1,896,332        57.9%
 AFTER             3      104,386       45.7%     1,376,210       42.1%      228,467        100.0%     $3,272,542       100.0%
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL            18      228,467      100.0%    $3,272,542      100.0%
--------------------------------------------------------------------------------------------------------------------------------

                                    75 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                SOUTHMONT CENTER
--------------------------------------------------------------------------------

                    [MAP OF GREATER BETHLEHEM AREA INDICATING
                     LOCATION OF SOUTHMONT CENTER OMITTED]

                                    76 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                SOUTHMONT CENTER
--------------------------------------------------------------------------------

                     [SITE MAP OF SOUTHMONT CENTER OMITTED]

                                    77 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 CAPITOL TOWERS
--------------------------------------------------------------------------------

                      [3 PHOTOS OF CAPITOL TOWERS OMITTED]

                                    78 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 CAPITOL TOWERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $30,500,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $30,500,000
 % OF POOL BY IPB:                     1.7%
 LOAN SELLER:                          CIBC Inc.
 BORROWER:                             FPA Capitol Tower Associates, LLC
 SPONSOR:                              The Gregory A. Fowler Living Trust
                                       U/T/A dated April 27, 1995
 ORIGINATION DATE:                     01/31/05
 INTEREST RATE:                        5.0400%
 INTEREST-ONLY PERIOD:                 36 Months
 MATURITY DATE:                        02/01/15
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 Months
 REMAINING AMORTIZATION:               360 Months
 CALL PROTECTION:                      L(24),Def(91),O(4)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Springing
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 NA
 LOAN PURPOSE:                         Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                           INITIAL           MONTHLY
                                        ----------------------------------------
 TAXES:                                       $189,478         $31,580
 CAPEX:                                         $8,970          $8,970
 INSURANCE:                                    $83,863          $8,058
 OTHER(2):                                  $3,915,035              $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Single Asset
 TITLE:                                Fee
 PROPERTY TYPE:                        Multifamily -- Garden/Mid-Rise
 UNITS(1):                             414
 LOCATION:                             Sacramento, CA
 YEAR BUILT/RENOVATED:                 1961, 1965/2003
 OCCUPANCY:                            89.7%
 OCCUPANCY DATE:                       12/31/04
 HISTORICAL NOI:
 2002:                                 $1,026,821
 2003:                                 $1,896,786
 TTM AS OF 11/30/2004:                 $2,448,070
 UW REVENUES:                          $4,583,019
 UW EXPENSES:                          $1,889,796
 UW NOI:                               $2,693,223
 UW NET CASH FLOW:                     $2,585,583
 APPRAISED VALUE:                      $49,600,000
 APPRAISAL DATE:                       11/22/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/UNIT:               $73,671
 CUT-OFF DATE LTV:                     61.5%
 MATURITY DATE LTV:                    54.5%
 UW DSCR:                              1.31x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                             CAPITOL TOWERS MULTIFAMILY INFORMATION

                                                                   APPROXIMATE
                                                   AVERAGE UNIT   NET RENTABLE    % OF TOTAL    AVERAGE MONTHLY    AVERAGE MONTHLY
              UNIT MIX             NO. OF UNITS    SQUARE FEET         SF             SF             RENT           MARKET RENT
----------------------------------------------------------------------------------------------------------------------------------

 STUDIO (VILLAS)                        40              500           20,000           7.0%           $695               $855
 STUDIO (TOWER)                         91              570           51,870          18.0%           $880               $975
 1 BEDROOM /1 BATH (VILLAS)            118              650           76,700          26.7%           $795             $1,001
 1 BEDROOM /1 BATH (TOWER)              79              781           61,690          21.5%         $1,065             $1,203
 2 BEDROOM / 1 BATH (VILLAS)            44              860           37,840          13.2%         $1,165             $1,066
 2 BEDROOM / 2 BATH (TOWER)             17              996           16,932          5.89%         $1,320             $1,235
 3 BEDROOM / 1.5 BATH (VILLAS)           3            1,150            3,450           1,2%         $1,420             $1,344
 3 BEDROOM / 2 BATH (TOWER)             16            1,160           18,560           6.5%         $1,640             $1,346
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL/AVERAGE                         408              704          287,232         100.0%           $956             $1,127
----------------------------------------------------------------------------------------------------------------------------------

(1)  The property contains 408 residential units and 6 retail units.

(2)  At closing, the borrower deposited $3,708,600 in connection with planned renovations to the Tower portion of the property. In addition, the borrower deposited $119,560 into an interest reserve and $86,875 into a termite remediation reserve.

                                    79 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 CAPITOL TOWERS
--------------------------------------------------------------------------------

THE LOAN. The Capitol Towers loan is secured by a fee interest in a 414 unit multifamily property located is Sacramento, California.

THE BORROWER. FPA Capitol Towers Associates, LLC is a single asset entity controlled by Gregory A. Fowler and the Gregory A. Fowler Living Trust. GF
Capitol Towers, LLC, the manager of the borrower is owned by Gregory A. Fowler
(75%) and MKD Investments, L.P. (25%), which is owned by Darla T. Flanagan.
There are a total of 60 limited partners, of which the Gregory Fowler Trust has a 13.46% equity interest, and is the only limited partner with an ownership share of more than 10%.

Mr. Fowler is a principal of Fowler Flanagan Partners, LLC ("FFP"). FFP is a privately held real estate investment firm focused on the acquisition of multifamily and commercial properties in the western United States. The company was founded in 1985 by Mr. Fowler and Ms. Darla T. Flanagan and has since completed over $2.1 billion in real estate transactions. FFP currently owns a
90-property multifamily portfolio with 17,870 units including properties in
California, Texas, Washington, Oregon, Missouri, Kansas, and Oklahoma. FFP also owns 25 commercial properties totaling 3.2 million square feet.

THE PROPERTY. Capitol Towers is a 414 unit multifamily complex situated on a
10.2-acre land parcel in Sacramento, California. The property is currently 89.7%
occupied and consists of a 15-story high-rise apartment building comprising 204 residential units and 6 retail units on the ground floor (the "Tower"), and 64 two-story garden style buildings containing 204 residential units (the
"Villas"). The property offers 365 parking spaces located in a four-story parking garage (198 spaces) and a surface parking lot (167 spaces). The property's amenities include a swimming pool, fitness center, two laundry facilities and a clubhouse.

The borrower purchased the property in 2001 at which time the Villas were 15%
occupied. The borrower subsequently invested approximately $8.5 million ($41,262 per Villas unit) to completely rehabilitate the Villas units (currently 88%
occupied) with an additional $3.1 million ($7,488 per unit) spent on property-wide upgrades.

At closing, the lender escrowed $3,708,600 in connection with planned renovations to the Tower, which includes landscaping, interior and exterior repairs.

THE MARKET(1). The property is located is Sacramento, Sacramento County,
California, and is part of the Sacramento metropolitan area, which consists of approximately 5,100 square miles encompassing El Dorado, Placer, Sacramento and
Yolo Counties. In 2003 the Sacramento metropolitan area had a population of
1,929,344 with a median household income of $51,178. As of year-end 2003 the population within a 1, 3 and 5-mile radii of the property was 17,228, 122,667 and 292,178, respectively. The median household income within the same radii of the property was $22,219, $36,591, and $37,873, respectively.

The property occupies a 2 square block area bounded by 5th and 7th Streets and N and P Streets, 4 blocks from Capitol Park and the State Capitol. The property's immediate area is improved with high-rise office buildings and Downtown Plaza, a
600,000 square foot regional outdoor mall anchored by Macys. The property is situated less than 1/2 mile from Interstates 5 and 80, which provide north-south and east-west regional access, respectively.

The property is located in the Sacramento multifamily market, which according to a third party market data service, had a total inventory of 95,746 units and exhibited a vacancy rate of 6.4% as of year-end 2004. The property is further located Downtown Sacramento multifamily submarket which as of year-end 2004 had an inventory of 1,794 units and exhibited a vacancy rate of 5.4%

PROPERTY MANAGEMENT. The property is managed by Trinity Property Consultants, an affiliate of the borrower. Trinity Property Consultants manages 26 commercial properties totaling 3.4 million square feet and 56 multifamily properties with
11,621 units in California, Texas, Kansas, Oklahoma, Louisiana, Missouri,
Indiana, and Ohio.
-------------------------------------------------------------------------------
(1)  Certain information was obtained from the Capitol Towers appraisal dated
     11/22/2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    80 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 CAPITOL TOWERS
--------------------------------------------------------------------------------

        [MAP OF SACRAMENTO INDICATING LOCATION OF CAPITOL TOWERS OMITTED]

                                    81 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                RIVER OAKS PLAZA
--------------------------------------------------------------------------------

                                    [2 PHOTOS OF RIVER OAKS PLAZA OMITTED]

       [MAP OF GREATER HOUSTON AREA INDICATING RIVER OAKS PLAZA OMITTED]

                                    82 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                RIVER OAKS PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $29,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $29,000,000
 % OF POOL BY IPB:                     1.6%
 LOAN SELLER:                          CIBC Inc.
 BORROWER:                             Anbil II-RO L.P.
 SPONSOR:                              Andrew N. Heine
 ORIGINATION DATE:                     12/01/04
 INTEREST RATE:                        5.4700%
 INTEREST-ONLY PERIOD:                 24 Months
 MATURITY DATE:                        12/01/14
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 Months
 REMAINING AMORTIZATION:               360 Months
 CALL PROTECTION:                      L(24),Def(89),O(4)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Springing
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 NA
 LOAN PURPOSE:                         Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                         INITIAL           MONTHLY
                                      ------------------------------------------
 TAXES:                                         $0           $55,758
 INSURANCE:                                $48,694            $4,427
 REQUIRED REPAIRS:                              $0            $2,441
 TILC:                                          $0           $13,750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Single Asset
 TITLE:                                Fee
 PROPERTY TYPE:                        Retail -- Anchored
 SQUARE FOOTAGE:                       195,254
 LOCATION:                             Houston, TX
 YEAR BUILT/RENOVATED:                 1990/2002
 OCCUPANCY:                            97.1%
 OCCUPANCY DATE:                       11/23/04
 NUMBER OF TENANTS:                    23
 HISTORICAL NOI:
   2002:                               $1,387,722
   2003:                               $2,328,023
   TTM AS OF 8/31/2004:                $2,460,503
 UW REVENUES:                          $3,712,827
 UW EXPENSES:                          $1,118,728
 UW NOI:                               $2,594,099
 UW NET CASH FLOW:                     $2,502,534
 APPRAISED VALUE:                      $36,500,000
 APPRAISAL DATE:                       10/01/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $149
 CUT-OFF DATE LTV:                     79.5%
 MATURITY DATE LTV:                    69.5%
 UW DSCR:                              1.27x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT TENANTS
----------------------------------------------------------------------------------------------------------------------
                                                                                                               LEASE
                                                      MOODY'S/    SQUARE      % OF     BASE RENT    SALES   EXPIRATION
 TENANT NAME               PARENT COMPANY              S&P(1)      FEET       GLA         PSF        PSF       YEAR
----------------------------------------------------------------------------------------------------------------------

 MARSHALL'S               TJX Corporation               A3/A       48,633      24.9%   $ 16.00       $260       2012
 T.J. MAXX                TJX Corporation               A3/A       35,000      17.9%   $  8.00       $296       2010
 FIT ATHLETIC CLUB, INC   Fit Athletic Club, Inc.        NA        25,773      13.2%   $ 15.00         NA       2013
 OFFICE MAX               OfficeMax, Inc.             Baa2/BB      23,500      12.0%   $ 10.50       $291       2009
----------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    83 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                              MERIDIAN MARK I & II
--------------------------------------------------------------------------------

[2 PHOTOS OF MERIDIAN MARK I & II OMITTED]

                                    [MAP OF GREATER INDIANAPOLIS AREA INDICATING
                                      LOCATION OF MERIDIAN MARK I & II OMITTED]

                                    84 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                              MERIDIAN MARK I & II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $27,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $27,000,000
 % OF POOL BY IPB:                     1.5%
 LOAN SELLER:                          CIBC Inc.
 BORROWER:                             Zeller-Carmel, L.L.C. and
                                       Vern's Meridian, LLC
 SPONSOR:                              Paul M. Zeller, James P. Gearen
 ORIGINATION DATE:                     12/29/04
 INTEREST RATE:                        5.6800%
 INTEREST-ONLY PERIOD:                 24 Months
 MATURITY DATE:                        01/01/15
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 Months
 REMAINING AMORTIZATION:               360 Months
 CALL PROTECTION:                      L(24),Def(90),O(4)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Springing
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 Permitted Mezzanine Debt
 LOAN PURPOSE:                         Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                            INITIAL          MONTHLY
                                       -----------------------------------------
 TAXES:                                      $109,441          $36,480
 INSURANCE:                                   $21,066           $3,511
 REQUIRED REPAIRS:                                 $0           $4,812
 TILC:                                       $675,000       $30,474(1)
 SEP LEASE HOLDBACK:                      $281,365(2)               $0
 MARKET SHARE HOLDBACK:                   $600,000(3)               $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Portfolio
 TITLE:                                Fee
 PROPERTY TYPE:                        Office -- Suburban
 SQUARE FOOTAGE:                       382,267
 LOCATION:                             Carmel, IN
 YEAR BUILT/RENOVATED:                 Various
 OCCUPANCY:                            83.2%
 OCCUPANCY DATE:                       12/17/04
 NUMBER OF TENANTS:                    43
 HISTORICAL NOI:
   2002:                               $2,951,273
   2003:                               $2,102,177
   TTM AS OF 09/30/04:                 $1,939,920
 UW REVENUES:                          $5,407,194
 UW EXPENSES:                          $2,598,583
 UW NOI:                               $2,808,611
 UW NET CASH FLOW:                     $2,387,914
 APPRAISED VALUE:                      $34,250,000
 APPRAISAL DATE:                       12/01/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $71
 CUT-OFF DATE LTV:                     78.8%
 MATURITY DATE LTV:                    69.3%
 UW DSCR:                              1.27x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                       SIGNIFICANT TENANTS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          LEASE
                                                                           MOODY'S/    SQUARE   % OF      BASE RENT    EXPIRATION
 TENANT NAME                    PARENT COMPANY                              S&P(4)      FEET     GLA         PSF          YEAR
----------------------------------------------------------------------------------------------------------------------------------

 LIBERTY MUTUAL INSURANCE
  COMPANY                      Liberty Mutual Insurance Company             Baa2/A     55,575    14.4%      $ 15.00        2005
 OXFORD FINANCIAL GROUP LTD.   Oxford Financial Group, Ltd.                   NA       46,416    12.1%      $ 22.00        2009
 SOFTWARE ENGINEERING
  PROFESSIONALS, INC.          Software Engineering Professionals, Inc.       NA       24,117     6.3%      $ 17.50        2010
----------------------------------------------------------------------------------------------------------------------------------

(1)  At closing, the borrower deposited $675,000 into a TILC Reserve account with contractual monthly collections of $30,474 ($365,688/year). The TILC
     Reserve is capped at $1,400,000 and will be replenished if drawn upon. In addition, through January 1, 2006, the borrower will make additional monthly deposits of $30,000 into the TILC Reserve account. The TILC Reserve is structured such that the initial $675,000 deposit and $21,000 of the monthly reserves for TILCs from the period between July 1, 2005 and
     December 1, 2005 ($126,000) will be deposited into a Liberty Mutual leasing reserve subaccount and may be used only for (a) re-leasing costs associated with the Liberty Mutual space expiring on 12/31/05, or (b) leasing costs for space in the subject buildings that is currently not leased (the
     Liberty Mutual space and the space in the subject buildings that is currently not leased is referred to collectively as the "Eligible Space").
     If (a) Liberty Mutual renews all 55,575 square feet of its space under its first five-year option, or (b) (i) one or more replacement tenants satisfactory to lender enter into leases for not less than 55,575 square feet of Eligible Space, each for a term of not less than five years, and
     (ii) the property is not less than 80% occupied and has a debt service coverage ratio of not less than 1.25:1.00, the TILC cap will be reduced to
     $1,097,053 and all funds then on deposit in the Liberty Mutual leasing reserve subaccount shall be disbursed to borrower.

(2)  At closing, the lender held back $281,365 to be released to the borrower on a monthly basis, in an amount equal to the free rent credited to the
     Software Engineering Professionals tenant under its lease, until August 31,
     2005, when the Software Engineering Professionals free rent period ends.

(3)  At closing, the lender held back $600,000 in connection with the tenant
     Market Share. The reserve balance will be reduced to $70,407, when Market
     Share takes occupancy, with the remaining funds released to the borrower once Market Share's 7-month free rent period ends.

(4)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    85 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                          WEST VALLEY SHOPPING CENTER
--------------------------------------------------------------------------------

                               [2 PHOTOS OF WEST VALLEY SHOPPING CENTER OMITTED]

[MAP OF MICHIGAN INDICATING LOCATION OF WEST VALLEY SHOPPING CENTER OMITTED]

                                    86 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                          WEST VALLEY SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $25,600,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $25,538,852
 % OF POOL BY IPB:                     1.4%
 LOAN SELLER:                          JPMorgan Chase Bank, N.A.
 BORROWER:                             West Valley, LLC
 SPONSOR:                              Samuel R. Sobel and Jeffrey E. Sobel
 ORIGINATION DATE:                     12/15/04
 INTEREST RATE:                        5.3900%
 INTEREST-ONLY PERIOD:                 NA
 MATURITY DATE:                        01/01/15
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 Months
 REMAINING AMORTIZATION:               358 Months
 CALL PROTECTION:                      L(24),Def(90),O(4)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             NA
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 Permitted Unsecured Debt(1)
 LOAN PURPOSE:                         Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES:                             INITIAL          MONTHLY
                                         ---------------------------------------
 TAXES:                                        $101,078         $22,351
 INSURANCE:                                     $19,421              $0
 CAPEX:                                              $0          $1,095
 TILC(2):                                            $0      $50,000(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Single Asset
 TITLE:                                Fee
 PROPERTY TYPE:                        Retail -- Anchored
 SQUARE FOOTAGE:                       281,291
 LOCATION:                             Saginaw, MI
 YEAR BUILT/RENOVATED:                 1996
 OCCUPANCY:                            90.9%
 OCCUPANCY DATE:                       07/31/04
 NUMBER OF TENANTS:                    15
 HISTORICAL NOI:
 2002:                                 $2,507,876
 2003:                                 $2,478,529
 UW REVENUES:                          $3,180,029
 UW EXPENSES:                          $678,495
 UW NOI:                               $2,501,534
 UW NET CASH FLOW:                     $2,361,460
 APPRAISED VALUE:                      $32,000,000
 APPRAISAL DATE:                       07/12/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $91
 CUT-OFF DATE LTV:                     79.8%
 MATURITY DATE LTV:                    66.6%
 UW DSCR:                              1.37x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                     SIGNIFICANT TENANTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      LEASE
                                                             MOODY'S/    SQUARE      % OF     BASE RENT    SALES   EXPIRATION
 TENANT NAME                  PARENT COMPANY                  S&P(3)      FEET       GLA         PSF        PSF       YEAR
-----------------------------------------------------------------------------------------------------------------------------

 DICK'S SPORTING GOODS       Dick's Sporting Goods, Inc.      NA/B+      60,000      21.3%      $ 10.07      $130     2011
 LINENS 'N THINGS            Linen N Things, Inc.               NA       34,146      12.1%      $ 11.50      $115     2016
 THE TJX COMPANIES, INC.     TJX Companies, Inc.               A3/A      30,000      10.7%      $  7.75      $225     2006
 PETSMART, INC.              PetSmart, Inc.                  Ba2/BB-     26,040       9.3%      $ 10.63       NA      2012
 BARNES & NOBLES BOOKSTORE   Barnes & Noble Inc.              Ba3/NA     25,222       8.9%      $ 13.77      $173     2012
-----------------------------------------------------------------------------------------------------------------------------

(1)  The borrower will be permitted to incur unsecured debt up to 10% of the outstanding principal balance in the future subject to the satisfaction of various conditions including, (i) that the LTV for the combined debt be no greater than 85%, and that the DSCR for combined debt be no less than
     1.10x, (ii) the execution of intercreditor agreements satisfactory to the lender, (iii) the lender shall have reasonably approved the terms of the loan, and (iv) Rating Agency confirmation.

(2)  The borrower will be required to deposit $50,000 monthly to lender, so long as there remains any unpaid amount under the note, beginning with a monthly payment of principal and interest on the note commencing January 2010, capped at $750,000. In lieu of payment, the borrower may deliver to lender as of 1/01/10, a letter of credit in form and substance acceptable to lender in the amount of $750,000.

(3)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    87 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                        NORTHERN LIGHTS SHOPPING CENTER
--------------------------------------------------------------------------------

[2 PHOTOS OF NORTHERN LIGHTS SHOPPING CENTER OMITTED]

                               [MAP OF GREATER COLUMBUS OHIO AREA INDICATING
                            LOCATION OF NORTHERN LIGHTS SHOPPING CENTER OMITTED]

                                    88 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                         NORTHERN LIGHTS SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $24,800,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $24,800,000
 % OF POOL BY IPB:                     1.4%
 LOAN SELLER:                          JPMorgan Chase Bank, N.A.
 BORROWER:                             Northern Lights Improvements, LLC
 SPONSOR:                              DLC Management Corporation and
                                       Delphi Commercial Properties, Inc.
 ORIGINATION DATE:                     02/01/05
 INTEREST RATE:                        5.4500%
 INTEREST-ONLY PERIOD:                 36 Months
 MATURITY DATE:                        02/01/15
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 Months
 REMAINING AMORTIZATION:               360 Months
 CALL PROTECTION:                      L(24),Def(91),O(4)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Cash Management Agreement
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 NA
 LOAN PURPOSE:                         Acquisition
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
 ESCROWS/RESERVES                          INITIAL            MONTHLY
                                 -----------------------------------------------
 TAXES:                                   $109,844            $27,461
 CAPEX:                                         $0          $4,512.61
 REQUIRED REPAIRS:                        $136,250                $0
 HOLDBACK:                           $2,240,000(2)                $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Single Asset
 TITLE:                                Fee
 PROPERTY TYPE:                        Retail -- Anchored
 SQUARE FOOTAGE:                       361,009
 LOCATION:                             Columbus, OH
 YEAR BUILT/RENOVATED:                 1953/2004
 OCCUPANCY:                            81.6%
 OCCUPANCY DATE:                       09/01/04
 NUMBER OF TENANTS:                    47
 HISTORICAL NOI:
 2002:                                 $1,653,820
 2003:                                 $1,712,869
 TTM AS OF 8/31/2004:                  $2,214,005
 UW REVENUES:                          $3,407,546
 UW EXPENSES:                          $939,545
 UW NOI:                               $2,468,001
 UW NET CASH FLOW:                     $2,287,136
 APPRAISED VALUE:                      $28,200,000
 APPRAISAL DATE:                       12/01/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $69
 CUT-OFF DATE LTV:                     80.0%(2)
 MATURITY DATE LTV:                    78.6%
 UW DSCR:                              1.36x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                 SIGNIFICANT TENANTS
----------------------------------------------------------------------------------------------------------------------
                                                                                                               LEASE
                                                      MOODY'S/    SQUARE      % OF     BASE RENT    SALES   EXPIRATION
 TENANT NAME               PARENT COMPANY               S&P(1)     FEET       GLA         PSF        PSF       YEAR
----------------------------------------------------------------------------------------------------------------------

 KROGER                   The Kroger Co.              Baa2/BBB    58,974      16.3%      $ 9.74     $371       2019
 SEARS APPLIANCE OUTLET   Sears, Roebuck and Co.      Baa2/BBB    32,409       9.0%      $ 7.62       NA       2010
 AJ WRIGHT                The TJX Companies, Inc.       A3/A      25,211       7.0%      $ 6.25       NA       2012
 OHIO THRIFT STORES       Ohio Thrift Stores             NA       16,000       4.4%      $ 5.00       NA       2008
 VALUE PLUS FURNITURE     Value Plus Furniture           NA       12,000       3.3%      $ 5.50       NA       2009
----------------------------------------------------------------------------------------------------------------------

(1)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2)  The loan-to-value ratio for this loan was calculated based on a loan balance that excludes $2,240,000 of holdback funds. The loan-to-value ratio inclusive of the holdback amount is approximately 87.9%. The funds are being held back in conjunction with the lease-up of a 65,560 square foot vacant former anchor space. The borrower is required to satisfy the holdback release criteria within four years of loan origination. If all of the release criteria are not satisfied by this time, lender may (i) hold the remaining holdback funds as additional collateral for the remainder of the loan term, (ii) deposit the remaining holdback funds into an account for the payment of TI/LC costs and (iii) use remaining funds to prepay the loan.

                                    89 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 LOWES METAIRIE
--------------------------------------------------------------------------------

[PHOTO OF LOWES METAIRIE OMITTED]

                                             [MAP OF GREATER METAIRIE INDICATING
                                             LOCATION OF LOWES METAIRIE OMITTED]

                                    90 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-CIBC11

--------------------------------------------------------------------------------
                                 LOWES METAIRIE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:           $23,400,000
 CUT-OFF DATE PRINCIPAL BALANCE:       $23,400,000
 % OF POOL BY IPB:                     1.3%
 LOAN SELLER:                          JPMorgan Chase Bank, N.A.
 BORROWER:                             K-Low, LLC
 SPONSOR:                              H. Hunter White, III
 ORIGINATION DATE:                     02/28/05
 INTEREST RATE:                        5.2300%
 INTEREST-ONLY PERIOD:                 36 Months
 MATURITY DATE:                        03/01/15
 AMORTIZATION TYPE:                    Balloon
 ORIGINAL AMORTIZATION:                360 Months
 REMAINING AMORTIZATION:               360 Months
 CALL PROTECTION:                      L(24),Def(92),O(4)
 CROSS-COLLATERALIZATION:              No
 LOCK BOX:                             Hard
 ADDITIONAL DEBT:                      No
 ADDITIONAL DEBT TYPE:                 NA
 LOAN PURPOSE:                         Refinance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     ESCROWS
--------------------------------------------------------------------------------
The borrower is not required to escrow taxes or insurance. The mortgage loan is secured by a fee interest in a parcel of land leased to Lowe's (A2/A+) and KFC
(Baa3/BBB-). The tenants are required to pay the taxes and insurance on the property pursuant to the terms of the related ground leases.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:               Single Asset
 TITLE:                                Fee
 PROPERTY TYPE:                        Retail -- Anchored
 SQUARE FOOTAGE:                       120,000(1)
 LOCATION:                             Metairie, LA
 YEAR BUILT/RENOVATED:                 1999
 OCCUPANCY:                            100.0%
 OCCUPANCY DATE:                       12/30/04
 NUMBER OF TENANTS:                    2
 HISTORICAL NOI:
 2002:                                 $1,473,229
 2003:                                 $1,466,675
 TTM AS OF 12/31/2004:                 $1,481,570
 UW REVENUES:                          $2,319,418
 UW EXPENSES:                          $432,404
 UW NOI:                               $1,887,014
 UW NET CASH FLOW:                     $1,887,014
 APPRAISED VALUE:                      $29,300,000
 APPRAISAL DATE:                       12/30/04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE LOAN/SF:                 $195
 CUT-OFF DATE LTV:                     79.9%
 MATURITY DATE LTV:                    70.6%
 UW DSCR:                              1.22x
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                              SIGNIFICANT TENANTS
----------------------------------------------------------------------------------------------------------------
                                                                                                         LEASE
                                               MOODY'S/       SQUARE        % OF        BASE RENT     EXPIRATION
 TENANT NAME       PARENT COMPANY              S&P(2)          FEET          GLA           PSF            YEAR
----------------------------------------------------------------------------------------------------------------

 LOWE'S(3)         Lowe's Companies, Inc.       A2/A+       116,000        96.7%         $13.56          2019
 KFC(4)            Yum! Brands, Inc.          Baa3/BBB-       4,000         3.3%         $27.00          2010
----------------------------------------------------------------------------------------------------------------

(1)  The mortgage loan is secured by an 11.35 acre parcel of land (494,537 square feet) that is ground leased to two tenants that own their respective improvements representing 120,000 square feet.

(2)  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(3)  The Lowe's ground lease, commenced 10/29/99, has an initial 20-year term, eight 5-year renewal options, and rent bumps every five years.

(4)  The KFC ground lease, commenced 11/30/89, has an initial 20-year term, three 5-year renewal options, and rent bumps every five years.

                                    91 of 91

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.